EXHIBIT 10.2
                                  ------------


                                                                        NEW YORK









                                TRIPLE NET LEASE


                     BRANDYWINE OPERATING PARTNERSHIP, L.P.,

                                    Landlord

                                       and

                           HIRSCH INTERNATIONAL CORP.

                                     Tenant

                             200 Wireless Boulevard

                               Hauppauge, New York

                                TABLE OF CONTENTS
                                -----------------


                                                                            Page

         1.  SUMMARY OF DEFINED TERMS.........................................1

         2.  PREMISES.........................................................3

         3.  TERM.............................................................3

         4.  CONSTRUCTION BY LANDLORD.........................................3

         5.  FIXED RENT; SECURITY DEPOSIT.....................................3

         6.  ADDITIONAL RENT..................................................6

         7.   ELECTRICITY AND GAS CHARGES.....................................9

         8.  SIGNS; USE OF PREMISES AND COMMON AREAS.........................10

         9.  ENVIRONMENTAL MATTERS...........................................11

         10.  TENANT'S ALTERATIONS...........................................12

         11.  CONSTRUCTION LIENS.............................................13

         12.  ASSIGNMENT AND SUBLETTING......................................13

         13.  LANDLORD'S RIGHT OF ENTRY......................................15

         14.  REPAIRS AND MAINTENANCE........................................16

         15.  INSURANCE; SUBROGATION RIGHTS..................................17

         16.  INDEMNIFICATION................................................18

         17.  QUIET ENJOYMENT................................................19

         18.  FIRE DAMAGE....................................................19

         19.  SUBORDINATION; RIGHTS OF MORTGAGEE.............................20

         20.  CONDEMNATION...................................................21

         21.  ESTOPPEL CERTIFICATE...........................................21

         22.  DEFAULT........................................................21

         23.  TERMINATION ON DEFAULT.........................................23

         24.  DAMAGES........................................................24

         25.  CURING DEFAULTS................................................25

         26.  LANDLORD'S REPRESENTATIONS AND WARRANTIES......................25

         27.  SURRENDER......................................................26

         28.  RULES AND REGULATIONS..........................................26

         29.  GOVERNMENTAL REGULATIONS.......................................26

         30.  NOTICES........................................................27

         31.  BROKERS........................................................27

         32.  INTENTIONALLY DELETED..........................................27

         33.  LANDLORD'S LIABILITY...........................................27

         34.  AUTHORITY......................................................28

         35.  NO OFFER.......................................................28

         36.  RENEWAL........................................................28

         37.  MISCELLANEOUS PROVISIONS.......................................29

         38.  WAIVER OF TRIAL BY JURY........................................31

         39.  CONSENT TO JURISDICTION........................................31

         40.  SECURITY CAMERAS...............................................31

EXHIBITS
--------

EXHIBIT "A"      SPACE PLAN
EXHIBIT "B"      CONFIRMATION OF LEASE TERM
EXHIBIT "C"      BUILDING RULES AND REGULATIONS
EXHIBIT "D"      STANDARD CLEANING SPECIFICATIONS - INTENTIONALLY DELETED
EXHIBIT "E"      PREMISES HVAC DIAGRAM INCLUDING LIST OF AIR CONDITIONING UNITS
EXHIBIT "F"      LANDLORD'S HVAC SERVICE CONTRACT SPECIFICATIONS
EXHIBIT "G"      PARKING DIAGRAM
EXHIBIT 99.1     PRESS RELEASE

                                     LEASE
                                     -----

     THIS LEASE ("Lease") entered into as of the 8th day of March, 2001, between BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Landlord"), and HIRSCH INTERNATIONAL CORP., a Delaware corporation, with its principal place of business at 200 Wireless Boulevard, Hauppauge, New York 11788 ("Tenant").

                                   WITNESSETH
                                   ----------

     In consideration of the mutual covenants herein set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

     1. SUMMARY OF DEFINED TERMS.

        The parties agree that the following defined terms, as used in this Lease, shall have the meanings and shall be construed as set forth below:

        (a)  "Building":   The  Building  located  at  200  Wireless  Boulevard,
Hauppauge, New York.

        (b) "Project": The Building, the land and all other improvements located at 200 Wireless Boulevard, Hauppauge, New York.

        (c) "Premises": The parties hereto hereby stipulate and agree is a 24,439 rentable square foot portion of the Building shown on the space plan attached hereto as Exhibit "A" and made a part hereof.

        (d) "Term": From the Commencement Date for a period of one hundred and twenty (120) months.

        (e) "Fixed Rent":

                                                               MONTHLY                             ANNUAL
LEASE YEAR                   PER R.S.F.                      INSTALLMENTS                        FIXED RENT
----------                   ---------                       ------------                        ----------

Months 1-12                   $14.50                          $29,531.00                         $354,372.00

Months 13-24                  $14.93                          $30,406.00                         $364,872.00

Months 25-36                  $15.38                          $31,323.00                         $375,876.00

Months 37-48                  $15.84                          $32,259.00                         $387,108.00

Months 49-60                  $16.32                          $33,237.00                         $398,844.00

Month  61-72                  $16.81                          $34,235.00                         $410,820.00

Month 73-84                   $17.31                          $35,253.00                         $423,026.00

Month 85-96                   $17.83                          $36,312.00                         $435,744.00

Month 97-108                  $18.37                          $37,412.00                         $448,944.00

Month 109-120                 $18.92                          $38,532.00                         $462,384.00

        (f) "Letter of Credit": $750,000.00.

        (g) Intentionally Omitted.

        (h) "Tenant's Allocated Share": 48.07%; Tenant's Allocated Share shall be equal to a fraction (expressed as a percentage), the numerator of which shall be the rentable square footage of the Premises and the denominator of which shall be the aggregate rentable square footage at the Project.

        (i) "Rentable Area": Premises 24,439 ft.
                             Building 50,841 ft., or as it may change from time to time

        (j) "Permitted Uses": Tenant's use of the Premises shall be limited to general office, including a travel agency, and research and development use, including a showroom and training facility and for storage and light equipment service ancillary thereto, and for no other purposes. The use of the Premises for heavy manufacturing purposes shall be strictly prohibited hereunder. Tenant's rights to use the Premises shall be subject to all applicable laws and governmental rules and regulations and to all reasonable requirements of the insurers of the Building.

        (k) "Broker": None

        (l) "Notice Address/Contact"

             Tenant:           Hirsch International Corp.
                               200 Wireless Boulevard
                               Hauppauge, New York 11788
                               Attn: Mr. Richard M. Richer

             with a copy to:
                               Ruskin, Moscou, Evans & Faltischek, P.C.
                               170 Old Country Road
                               Mineola, New York 11501
                               Attn: Benjamin Weinstock, Esq.

             Landlord:         BRANDYWINE OPERATING PARTNERSHIP, L.P.
                               c/o Brandywine Realty Trust
                               125 Jericho Turnpike, Suite 100
                               Jericho, New York 11753
                               Attn: Mark Hamer, Regional Vice President

             with a copy to:
                               Brandywine Realty Trust
                               14 Campus Blvd.
                               Suite 100
                               Newtown Square, Pennsylvania  19073
                               Attn:  Brad A. Molotsky,  General Counsel

             and to:           Lazer, Aptheker, Feldman, Rosella & Yedid, P.C.
                               225 Old Country Road
                               Melville, New York 11747
                               Attn: Matthew C. Lamstein, Esq.

        (m) "Tenant's North American  Industry  Classification  Number":  42183.

        (n) "Additional Rent": All sums of money or charges required to be paid by Tenant under this Lease other than Fixed Rent, whether or not such sums or charges are designated as "Additional Rent".

        (o) "Rent": All Annual Fixed Rent, monthly installments of Annual Fixed Rent, Fixed Rent and Additional Rent payable by Tenant to Landlord under this Lease.

     2. PREMISES. Landlord does hereby lease, demise and let unto Tenant and Tenant does hereby hire and lease from Landlord the Premises for the Term, upon the provisions, conditions and limitations set forth herein.

     3. TERM.

        (a) The Term of this Lease shall commence on the date (the "Commencement Date") on which Tenant transfers title to the Project to Landlord pursuant to the terms and conditions of that certain contract of sale dated December 19, 2000 by and between the parties hereto (the "Contract of Sale"). The term of this Lease shall expire on the date which is one hundred and twenty (120) months from the Commencement Date (the "Expiration Date"), unless sooner terminated pursuant to the terms hereof.

        (b) Notwithstanding anything contained in subparagraph (a) of this Paragraph 3 to the contrary, if the Commencement Date is not the first day of the month, the first lease year shall include the additional period from the Commencement Date to the end of the then current month. Each succeeding lease year shall end on the one year anniversary date of the last day of the preceding lease year. For example, if the Commencement Date is September 1, 2000, the first lease year would begin on September 1, 2000 and would end on August 31, 2001, and each such succeeding lease year would end on August 31st. If, however, the Commencement Date is September 2, 2000, the first Lease Year would end on September 30, 2001, the second Lease Year would commence on October 1, 2001, and each succeeding Lease Year would end on September 30th.

        (c) The Commencement Date shall be confirmed by Landlord and Tenant by the execution of a Confirmation of Lease Term in the form attached hereto as Exhibit "B". If Tenant fails to execute or object to the Confirmation of Lease Term within ten (10) business days of its delivery, Landlord's determination of such dates shall be deemed accepted.

     4. CONSTRUCTION BY LANDLORD.

        (a) Tenant hereby acknowledges that it has inspected the Premises, agrees to take the Premises in its "as is" condition and further agrees that Landlord shall not be required to perform any work, make any installations or incur any expense in connection with Tenant's occupancy of the Premises, except as specifically set forth herein. Notwithstanding the foregoing, Landlord shall perform the following work in and to the Premises (collectively, "Landlord's Work"): (a) erect a demising wall between the Premises and the remainder of the Building; and (b) separate existing utility and other Building systems and install a direct meter for the Premises. The electric current service to the Premises shall be no less than 800 amperes.

        (b) Tenant shall be solely responsible for moving its furniture and equipment, its telephone, computer and data systems (including all wiring, panels, conduits and outlets) and all other property in the Premises (at Tenant's sole cost and expense) in order to permit Landlord to perform Landlord's Work. Tenant hereby acknowledges that Landlord's Work shall be performed while Tenant is occupying the Premises. Tenant hereby acknowledges and agrees that Landlord shall not be liable for any inconvenience to Tenant or for interference with Tenant's business or use of the Premises during the performance of Landlord's Work. Tenant and its employees, invitees, agents and contractors may use the Premises during the performance of Landlord's Work at their own risk, and Landlord shall not be responsible for injury or damage to property or persons occasioned by the performance of Landlord's Work. Landlord shall use reasonable efforts to minimize interference with the operation of Tenant's business in the Premises while performing Landlord's Work. Landlord further agrees that it shall not suspend electric service in the Premises in connection with its performance of Landlord's Work during Work Hours (as hereinafter defined). For purposes of this Paragraph, the term "Work Hours" shall mean the period from 8:00 a.m. to 7:00 p.m. on Monday through Friday, excluding legal holidays. Landlord shall provide Tenant with not less than seventy two (72) hours notice prior to suspending the electric services for such purposes. Landlord shall also provide Tenant with use of a temporary generator when so suspending electric services to enable Tenant to continue to operate its computer system in the Premises during such times.

     5. FIXED RENT; SECURITY DEPOSIT.

        (a) Tenant shall pay to Landlord without notice or demand, and without set-off, the annual Fixed Rent payable in the monthly installments of Fixed Rent as set forth in Article 1(e), in advance on the first day of each calendar month during the Term by wire transfer of immediately available funds to the account at First Union National Bank, account no. 2030000359075; such transfer to be confirmed to Brandywine Realty Services Corporation's accounting department (610-325-5622 - fax) by written facsimile with ABA routing number 031201467. Notwithstanding the immediately preceding sentence, the first month's installment shall be paid and the letter of credit required under subparagraph
(c) of this Article 5 shall be delivered by Tenant to Landlord upon the execution of this Lease by Tenant.

        (b) In the event any Fixed Rent or Additional Rent, charge, fee or other amount due from Tenant under the terms of this Lease are not paid to Landlord within five (5) days of the date due, Tenant shall also pay as Additional Rent a service and handling charge equal to three (3%) percent of the total payment then due. The aforesaid charge shall begin to accrue on the initial date of a payment due date, irrespective of any grace period granted hereunder. This provision shall not prevent Landlord from exercising any other remedy herein provided or otherwise available at law or in equity in the event of any default by Tenant. Notwithstanding anything contained herein to the contrary, the above-referenced service and handling charge shall not apply until the second late payment of Fixed Rent or Additional Rent due hereunder during any consecutive twelve (12) month period.

        (c) Simultaneously with the execution of this Lease by Tenant and delivery of same to Landlord for Landlord's execution, Tenant shall deliver to Landlord an unconditional, irrevocable, standby letter of credit (in accordance with the requirements set forth below) in the amount of $750,000.00 as security for the full and faithful performance and observance by Tenant of all of the terms, conditions, covenants and agreements of this Lease. Provided Tenant has not defaulted at any time in any of its obligations under this Lease, the amount under the letter of credit shall reduce in accordance with the following schedule: (i) to $675,000 as of the first day of the thirteenth month of the term hereof; (ii) to $600,000 as of the first day of the twenty-fifth month of the term hereof; (iii) to $525,000 as of the first day of the thirty-seventh month of the term hereof; (iv) to $450,000 as of the first day of the forty-ninth month of the term hereof; (v) to $375,000 as of the first day of the sixty-first month of the term hereof; (vi) to $300,000 as of the first day of the seventy-third month of the term hereof; (vii) to $225,000 as of the first day of the eighty-fifth month of the term hereof; (viii) to $150,000 as of the first day of the ninety-seventh month of the term hereof; and (ix) to $75,000 as of the first day of the one hundred and ninth month of the term hereof.

        In the event Tenant defaults in payment of Rent or other sums due from Tenant to Landlord under this Lease, or in performance or observance of any other term, covenant, condition or agreement of this Lease, after the expiration of applicable notice periods provided herein for the cure thereof, Landlord may notify the "Issuing Bank" (hereinafter defined) and thereupon draw on the letter of credit, in whole or part, from time to time, at Landlord's election, and use, apply or retain the whole or any part of such proceeds to the extent required for the payment of any sums as to which Tenant is in default (including, without limitation, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord) or for coverage or reimbursement of any sums which Landlord may expend or may be required to expend by reason of such default by Tenant. In the event Landlord so uses, applies or retains all or any portion of such monies represented by the letter of credit, Tenant shall forthwith restore the security to the level set forth in Paragraph 5(c) above to the amount required for the year of restoration upon delivery of written notice by Landlord detailing such use, application or retention, through delivery of cash or a certified or bank check payable to Landlord or through delivery of an amendment or replacement letter of credit to Landlord. In the event Landlord shall not apply all of the proceeds of such letter of credit to cover Tenant's default as permitted hereunder, Landlord shall hold the unapplied portion of such proceeds (and the restoration amount required pursuant to the preceding sentence) as a security deposit under this Lease, and thereafter apply such funds as permitted under this subparagraph. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the letter of credit or security deposit then being held by Landlord, whichever may be the case, shall be returned to Tenant within thirty (30) days after the Expiration Date and after delivery by Tenant of entire possession of the Premises to Landlord in strict accordance with the terms of this lease.

        The unconditional, irrevocable, standby letter of credit to be delivered by Tenant pursuant to this Article shall be in form and content satisfactory to Landlord and shall conform to each the following requirements:

            (i) such letter of credit may only be issued by a member of the New York Clearing House Association (or a commercial bank or trust company satisfactory to Landlord having a net worth of at least $750,000,000.00) which has banking offices in New York City or Long Island at which the letter of credit may be drawn upon (the "Issuing Bank");

            (ii) such letter of credit shall indicate the address of the Issuing Bank in New York City or Long Island where it can be drawn upon;

            (iii) such letter of credit shall name Landlord as beneficiary under the letter of credit with its address c/o Brandywine Realty Trust, 14 Campus Boulevard, Suite 100, Newtown Square, Pennsylvania 19073, Attention: Corporate Controller.

            (iv) such letter of credit must be payable to Landlord or an authorized representative of Landlord upon presentation of only the letter of credit and a sight draft, and shall not contain as a condition to a draw the requirement of Landlord's certification or other statement as to the existence of Tenant's default;

            (v) Tenant must replace said letter of credit with a new letter of credit satisfying the requirements of this Article at least thirty (30) days prior to the termination of the existing letter of credit. Failure by Tenant to replace the existing letter of credit as required herein shall constitute a default under this lease and there shall be no notice or opportunity to cure said default. Thereupon, Landlord shall be permitted to draw upon the existing letter of credit up to the full amount thereof;

            (vi) such letter of credit shall be transferable multiple times by Landlord without the consent of Tenant; and

            (vii) such letter of credit shall be subject to the International Standby Practices 1998, International Chamber of Commerce Publication No. 590.

        Tenant   acknowledges   and   agrees   that   Landlord   shall  have  no
responsibility or liability on account of any error by the Issuing Bank.

        In the event of a sale or lease of all or a portion of the Building by Landlord, Landlord shall have the right to transfer its rights under the letter of credit (or security deposit, as applicable) to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability in connection with such letter of credit (or security deposit, as applicable) from and after the date of such transfer; Tenant agrees to look solely to the new landlord with respect to the return of, or any dispute arising in connection with, such letter of credit (or security deposit) from and after the date of such transfer; and the provisions hereof shall apply to every transfer or assignment made of such rights to a new landlord. Landlord shall pay , all costs and fees charged by the Issuing Bank in connection with the letter of credit that arise due to (i) Landlord's transfer of its rights under the letter of credit in connection with the sale or lease of all or a portion of the Building, or (ii) the addition, deletion or modification of any beneficiary under the letter of credit.

        Tenant shall not assign or encumber or attempt to assign or encumber the letter of credit (or security deposit). Any such assignment, encumbrance, attempted assignment or attempted encumbrance by Tenant shall be deemed void and of no force or effect, nor shall same be binding upon Landlord or its successors or assigns.

        Tenant shall cooperate, at its expense, with Landlord to promptly execute and deliver to Landlord any and all modifications, amendments, and replacements of the letter of credit to carry out the intent, terms and conditions of this Article. Any other requests by Landlord for modifications, amendments and replacements of the letter of credit shall be at Landlord's expense.

        The acceptance of the letter of credit or the exercise of any remedies under this Article by Landlord shall not be a limitation on Landlord's damages, remedies or other rights under this Lease, or construed as a payment of liquidated damages or an advance payment of Rent or any Additional Rent.

     6. ADDITIONAL RENT.

        (a) Commencing as of the Commencement Date, and in each calendar year thereafter during the Term (as same may be extended), Tenant shall pay to Landlord, as additional rent, within thirty (30) days after Landlord certifies to Tenant the amount thereof, the following charges ("Recognized Expenses"), without deduction or set off, such charges to be based upon Tenant's Allocated Share of such charges, as stated in Article 1(h) herein.

             (1) Intentionally Deleted.

             (2) Operating Expenses. All costs and expenses related to the Project incurred and paid by Landlord during the Term, including, but not limited to:

                  (a) All of the following costs and expenses related to the operation of the Building and Project: lighting (including site lighting), cleaning the Building exterior and common areas of the Building interior, trash removal and recycling (to the extent Tenant does not directly contract with and directly pay the carting company providing such services), repairs and maintenance of the roof and storm water management system, fire suppression and alarm systems, utilities benefitting the common areas, removing snow, ice and debris and maintaining all landscape areas, (including replacing and replanting flowers, shrubbery and trees), maintaining and repairing all other exterior improvements on the Project, all repairs and compliance costs necessitated by laws enacted or which become effective after the date hereof (including, without limitation, any additional regulations or requirements enacted after the date hereof regarding the Americans With Disabilities Act (as such applies to the Project or common areas but not to any individual tenant's space), if applicable) required of Landlord under applicable laws, rules and regulations and policing and regulating traffic to and from the Project (except that, in the case of such compliance costs, such costs shall be amortized on a straight line basis over their useful lives as determined in accordance with the Internal Revenue Code of 1986, as amended, and the regulations applicable thereto, and the annualized installment, from the date of installation through the date of repayment of said installment, shall be included in each year as an Operating Expense). Landlord's obligation to provide snow removal services shall be limited to the parking areas and the sidewalk entrances. Landlord hereby agrees that the contracts its enters into for such snow removal services shall require that such services be provided if there is at least two (2) inches of snow accumulation.

                  (b) All costs and expenses incurred by Landlord for ordinary compliance type environmental testing, sampling or monitoring required by statute, regulation or order of governmental authority, necessary except any costs or expenses incurred in conjunction with the spilling or depositing of any hazardous substance for which any person or other tenant is legally liable.

                  (c) Any other expense or charge which would typically be considered an expense of maintaining, operating or repairing the Project under generally accepted accounting principles.

                  (d) Management fee not to exceed three (3%) percent of Fixed Rent which is applicable to the overall operation of the Project. It is expressly understood that legal fees incurred in an action against an individual tenant shall not be deemed includable as an operating expense pursuant to this provision.

                  (e) All premiums paid or payable by Landlord for the following insurance with respect to the Project:

                     (i) Fire and extended coverage insurance (including demolition and debris removal);

                     (ii) Insurance against Landlord's rental loss or abatement (but not including business interruption coverage on behalf of Tenant), from damage or destruction from fire or other casualty;

                     (iii)  Landlord's    comprehensive    liability   insurance
                            (including bodily injury and property damage) and boiler insurance; and

                     (iv) Such other insurance as Landlord or any reputable mortgage lending institution holding a mortgage on the Premises may require.

     If any such insurance is provided by blanket coverage, the part of the premium allocated to the Project shall be equitably determined by Landlord but shall not exceed the amount of premium due if insurance was provided by a policy only insuring the Project. Should Tenant's occupancy or use of the Premises at any time change and thereby cause an increase in such insurance premiums on the Premises, Building and/or Project, Tenant shall pay to Landlord the entire amount of such increase. It is further agreed that should any other tenant's occupancy at the Building at any time change and thereby cause an increase in such insurance premiums on the Premises, Building and/or Project, such other tenant shall pay to Landlord the entire amount of such increase and the same shall not be deemed a Recognized Expense hereunder. If the coverage period of any such insurance obtained by Landlord commences before or extends beyond the Term, the premium therefore shall be prorated to the Term.

        Notwithstanding the foregoing, the term "Recognized Expenses" shall not include any of the following:

                  (a) Repairs or other work occasioned by fire, windstorm or other insured casualty plus and "deductibles" or by the exercise of the right of eminent domain;

                  (b) Leasing commissions, accountants', consultants', auditors or attorneys' fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with other tenants or prospective tenants or other occupants, or associated with the enforcement of any other leases or the defense of Landlord's title to or interest in the real property or any part thereof;

                  (c) Costs (including permit, licenses and inspection fees) incurred in renovating or otherwise improving or decorating, painting, or redecorating the Building or space for other tenants or other occupants or vacant space;

                  (d) Costs of any items or services sold or provided to tenants (including Tenant) for which Landlord is reimbursed by such tenants;

                  (e) Depreciation and amortization;

                  (f) Costs incurred due to a breach by Landlord or any other tenant of the terms and conditions of any lease;

                  (g) Overhead and profit increment paid to subsidiaries or affiliates of Landlord for management or other services on or to the Building or for supplies, utilities or other materials, to the extent that the costs of such services, supplies, utilities or materials exceed the reasonable costs that would have been paid had the services, supplies or materials been provided by unaffiliated parties on a reasonable basis without taking into effect volume discounts or rebates offered to Landlord as a portfolio purchaser;

                  (h) Interest on debt or amortization payments on any mortgage or deeds of trust or any other borrowings and any ground rent;

                  (i) Ground rents or rentals payable by Landlord pursuant to any over-lease;

                  (j) Any compensation paid to clerks, attendants, employees or other persons in commercial concessions operated by Landlord at the Project;

                  (k) All items and services for which Tenant reimburses Landlord or which Landlord provides selectively to one or more tenants or occupants of the building (other than Tenant) without reimbursement;

                  (l) Costs incurred in managing or operating any "pay for" parking facilities within the Project;

                  (m) Any capital expense relating only to the repair and/or replacement of the roof and the repair and/or replacement of those items noted in Article 14(b) of this Lease.

                  (n) Any fines or fees for Landlord's failure to comply with governmental, quasi-governmental, or regulatory agencies' rules and regulations;

                  (o) Legal, accounting and other expenses related to Landlord's financing, re-financing, mortgaging or selling the Building or the Project;

                  (p)  Any  advertising   expense   associated  with  rental  or
marketing of the Project; and

                  (q) Repairs or other work occasioned by the negligence of Landlord or its agents.

             (3) Taxes. Taxes shall be defined as all taxes, assessments and other governmental charges ("Taxes"), including special assessments for public improvements or traffic districts which are levied or assessed against the Project during the Term or, if levied or assessed prior to the Term, which properly are allocable to the Term, and real estate tax appeal expenditures incurred by Landlord to the extent of any reduction resulting thereby.

             Nothing  herein  contained  shall be construed to include as Taxes:
(A) any inheritance, estate, succession, transfer, gift, franchise, corporation, net income or profit tax or capital levy that is or may be imposed upon Landlord; or (B) any Taxes resulting from a transfer of the Building or the Project; or (C) penalties or interest accrued due to Landlord's failure to pay the Taxes on the due date (provided such failure does not occur as a result of Tenant's failure to timely pay Taxes as and in the manner required hereunder); provided, however, that if at any time during the Term the method of taxation prevailing at the commencement of the Term shall be altered so that in lieu of or as a substitute for the whole or any part of the taxes now levied, assessed or imposed on real estate as such there shall be levied, assessed or imposed (i) a tax on the rents received from such real estate, or (ii) a license fee measured by the rents receivable by Landlord from the Premises or any portion thereof, or (iii) a tax or license fee imposed upon Premises or any portion thereof, then the same shall be included in the computation of Taxes hereunder.

             If Landlord shall receive a refund of Taxes for any Tax Year of the Term, Landlord shall pay to Tenant, Tenant's Allocated Share of any refund (to the extent Tenant has actually paid Taxes for such Tax Year), net of any costs and expenses associated with obtaining the refund, to the extent that such costs or expenses were not included in the Taxes for such Tax Year. This provision shall survive the termination of the lease for a period of four (4) years (provided such termination is not a result of Tenant's default hereunder).

             (4) Commencing as of the Commencement Date, Tenant shall pay, in monthly installments in advance, on account of Tenant's Allocated Share of Recognized Expenses and Taxes, the estimated amount of such Recognized Expenses and Taxes for such year as determined by Landlord in its reasonable discretion and as set forth in a notice, such notice to include the basis for such calculation, to be provided to Tenant prior to such date. Prior to the end of that year and thereafter for each successive calendar year (each, a "Lease Year"), or part thereof, Landlord shall send to Tenant a statement of projected Recognized Expenses and Taxes and shall indicate what Tenant's projected share of Recognized Expenses and Taxes shall be. Said amount shall be paid in equal monthly installments in advance by Tenant as Additional Rent commencing January 1 of the applicable Lease Year.

             (5) If during the course of any Lease Year, Landlord shall have reason to believe that the Recognized Expenses and Taxes shall be different than that upon which the aforesaid projections were originally based, then Landlord shall adjust the amount by reallocating the remaining payments for such year, for the months of the Lease Year which remain for the revised projections, and to advise Tenant of an adjustment in future monthly amounts to the end result that the Recognized Expenses and Taxes shall be collected on a reasonably current basis each Lease Year.

             (6) Within four (4) months following the end of each Lease Year or as soon thereafter as administratively available, Landlord shall send to Tenant a statement of actual expenses incurred for Recognized Expenses and Taxes for the prior Lease Year showing the Allocated Share due from Tenant. Landlord shall use its reasonable efforts to provide Tenant with the aforesaid statements on or before April 30 of each Lease Year; provided, however, if Landlord is unable to provide such statements by April 30, Landlord shall not have been deemed to waive its right to collect any such amounts as Additional Rent. If Landlord is unable to provide final statements on or before April 30 of each Lease Year, Landlord shall provide Tenant with its unaudited internal estimates of such costs by April 30, with the caveat that the final statements may deviate from the estimate provided. In the event the amount prepaid by Tenant exceeds the amount that was actually due then Landlord shall issue a credit to Tenant in an amount equal to the over charge, which credit Tenant may apply to future payments on account of Recognized Expenses and Taxes until Tenant has been fully credited with the over charge. If the credit due to Tenant is more than the aggregate total of future rental payments, Landlord shall pay to Tenant the difference between the credit in such aggregate total. In the event Landlord has undercharged Tenant then Landlord shall send Tenant an invoice with the additional amount due, which amount shall be paid in full by Tenant within twenty (20) days of receipt.

             (7) Each of the Recognized Expense and Tax amounts, whether requiring lump sum payment or constituting projected monthly amounts added to the Fixed Rent, shall for all purposes be treated and considered as Additional Rent and the failure of Tenant to pay the same as and when due in advance and without demand shall have the same effect as failure to pay any installment of the Fixed Rent and shall afford Landlord all the remedies in the Lease therefor as well as at law or in equity.

             (8) If any Recognized Expenses cover a period which commences before or extends beyond the Term, the payment therefore shall be prorated for the Term. If this Lease terminates other than at the end of a calendar year, Landlord's annual estimate of Recognized Expenses and Taxes shall be accepted by the parties as the actual Recognized Expenses and Taxes for the year the Lease ends until Landlord provides Tenant with actual statements in accordance with subsection 6(e) above. The obligation of Landlord to provide Tenant with such actual statements shall survive the expiration of this Lease.

             (9) Tenant shall have the right, at its sole cost and expense, to audit or have its appointed accountant audit Landlord's records related to Recognized Expenses provided that any such audit may not occur more frequently than once each calendar year nor apply to any year prior to the then current calendar year. In the event Tenant's audit discloses any discrepancy, Landlord and Tenant shall use their best efforts to resolve the dispute and make an appropriate adjustment, failing which, they shall submit any such dispute to arbitration pursuant to the rules and under the jurisdiction of the American Arbitration Association in New York. The decision rendered in such arbitration shall be final, binding and non-appealable. The expenses of arbitration, other than individual legal and accounting expenses which shall be the respective parties' responsibility, shall be divided equally between the parties. Tenant agrees not to utilize a contingent fee auditor.

     7. ELECTRICITY AND GAS CHARGES.

        (a) Landlord shall provide Tenant with a direct electric and gas meter and account to the public utilities servicing the Premises for electric and gas service, and Tenant shall pay all charges directly to such utility. Tenant shall also pay Landlord, as Additional Rent, within fifteen (15) days of receipt of Landlord's billing statement therefor, Tenant's Allocated Share of all charges incurred by Landlord, or its agent, for electricity provided to the common areas of the Project. Tenant may select alternate electric and gas providers, with Landlord's prior written consent (not to be unreasonably withheld), provided the use of such alternate providers does not affect other tenants at the Project and the services then being provided to the Project. Landlord shall cooperate with Tenant, at no charge, to enable Tenant to obtain such utility services as requested by Tenant.

        (b) It is understood and agreed that the installation of such direct meters for the Premises shall not occur until after the Commencement Date. If is therefore agreed by the parties that, prior to the earlier to occur of (i) the installation of the direct meters, or (ii) a tenant taking occupancy of the portion of the Building not being leased by Tenant, Tenant shall pay to Landlord, as Additional Rent, within fifteen (15) days of receipt of Landlord's billing statement therefor, seventy-five (75%) percent of all charges incurred by Landlord for all electricity and gas services provided at the Building.

     8. SIGNS; USE OF PREMISES AND COMMON AREAS.

        (a) Landlord shall provide Tenant with standard identification signage on all Building directories and at the entrance to the Premises. No other signs shall be placed, erected or maintained by Tenant at any place upon the Premises, Building or Project, without Landlord's prior written approval. It is further understood and agreed that: (i) Tenant's right to place, erect or maintain any other signs at the Project shall be subject and subordinate to Landlord's right to place, erect or maintain the same at the Project; (ii) all such signage shall conform to all legal requirements; (iii) Tenant shall be solely responsible for any and all costs and expenses of manufacturing, erecting and removing any such sign or signs; and (iv) Landlord shall be permitted to provide other tenants at the Project with space on any monument sign (including the currently existing monument sign) and on any Building signage (including any currently existing Building signage) at the Project and that each tenant (including Tenant) shall each be entitled to their allocated share of space on such monument sign and any such Building signage. It is agreed that Tenant shall have no less signage than as currently exists at the Project, subject to the provisions of subparagraph
(iv) hereof, and that Tenant shall be provided with the top space on any monument sign which it shares with any other tenants at the Project.

        (b) Tenant may use and occupy the Premises only for the express and limited purposes stated in Article 1(j) above; and the Premises shall not be used or occupied, in whole or in part, for any other purpose without the prior written consent of Landlord; provided that Tenant's right to so use and occupy the Premises shall remain expressly subject to the provisions of "Governmental Regulations", Article 29 herein. No machinery or equipment shall be permitted that shall cause vibration, noise or disturbance beyond the Premises. Tenant, without Landlord's consent or direction, shall not, at any time prior to the fourth year of the Term, "vacate" the Premises nor permit the Premises to remain unoccupied. "Vacate" shall be defined as the removal of substantially all of the firm's client files or all of its furniture and equipment and personal property from the Premises.

        (c) Tenant shall not overload any floor or part thereof in the Premises or the Building, including any public corridors or elevators therein, bringing in, placing, storing, installing or removing any large or heavy articles, . At Tenant's sole cost and expense, supplementary supports of such material and dimensions as Landlord may deem necessary to properly distribute the weight of safes and heavy articles or machinery may be required.

        (d) Tenant shall not install in or for the Premises, without Landlord's prior written approval, any equipment which requires more electric current than Landlord is required to provide under this Lease.

        (e) Tenant shall not commit or suffer any waste upon the Premises, Building or Project or any nuisance, or any other act or thing which may disturb the quiet enjoyment of any other tenant in the Building or Project.

        (f) Tenant shall have the right, non-exclusive and in common with others, to use the exterior paved driveways and walkways of the Building for vehicular and pedestrian access to the Building. Tenant shall also have the right, in common with other tenants of the Building and Landlord, to use the designated parking areas of the Project for the parking of automobiles of Tenant and its employees and business visitors, incident to Tenant's permitted use of the Premises; provided that Landlord shall have the right to restrict or limit Tenant's utilization of the parking areas in the event the same become overburdened and in such case to equitably allocate on proportionate basis or assign parking spaces among Tenant and the other tenants of the Building. Landlord shall have the right to establish reasonable regulations, applicable to all tenants, governing the use of or access to any interior or exterior common areas; and such regulations, when communicated by written notification from Landlord to Tenant, shall be deemed incorporated by reference hereinafter and part of this Lease. Notwithstanding anything to the contrary contained herein, Landlord shall provide Tenant with the exclusive right to use one hundred and twenty (120) parking spaces at the Project as shown on Exhibit "D" annexed hereto. Sixteen (16 ) of the parking spaces shall be marked "reserved" for Tenant's exclusive use and shall also be shown on said Exhibit "D". At Tenant's request, Landlord shall designate additional reserved parking spaces or parking areas at the Project for Tenant's exclusive use.

     9. ENVIRONMENTAL MATTERS.

        (a) Hazardous Substances.

            (i) Tenant shall not, except as provided in subparagraph (ii) below, bring or otherwise cause to be brought or permit any of its agents, employees, contractors or invitees to bring in, on or about any part of the Premises, Building or Project, any hazardous substance or hazardous waste in violation of law, as such terms are or may be defined in (x) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., as the same may from time to time be amended, and the regulations promulgated pursuant thereto ("CERCLA"); the United States Department of Transportation Hazardous Materials Table (49 CFR 172.102); by the Environmental Protection Agency as hazardous substances (40 CFR Part 302); the Clean Air Act; and the Clean Water Act, and all amendments, modifications or supplements thereto; and/or (y) any other rule, regulation, ordinance, statute or requirements of any governmental or administrative agency regarding the environment (collectively, (x) and (y) shall be referred to as an "Applicable Environmental Law").

            (ii) Tenant may bring to and use at the Premises, hazardous substances, supplies or other items, incidental to its normal business operations under the NAI Code referenced in paragraph 1(m) above in de minimis quantities in accordance with all laws. Tenant shall store and handle such substances in strict accordance with all environmental laws.

            (iii) Landlord covenants that it shall require all other tenants of the Project to comply with substantially the same terms as set forth in Articles 9(a)(i) and 9(a)(ii) above. Any lease entered into between Landlord and other tenants of the Project shall contain substantially the same paragraphs enumerated above.

        (b) NAI Numbers.

            (i) Tenant represents and warrants that Tenant's NAI (North American Industry Classification) number as designated in the Standard Classification Manual prepared by the Office of Management and Budget, and as set forth in
Article 1(m) hereof, is correct. Tenant represents that the specific activities intended to be carried on in the Premises are in accordance with Article 1(j).

            (ii) Tenant shall not engage in operations at the Premises which involve the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of "hazardous substances" or "hazardous waste" as such terms are defined under any Applicable Environmental Law. Tenant further covenants that it will not cause or permit to exist any "discharge" (as such term is defined under Applicable Environmental Laws) on or about the Premises.

            (iii) Tenant shall, at its expense, comply with all requirements of Applicable Environmental Laws pertaining thereto.

            (iv) In addition, upon written request of Landlord, Tenant shall cooperate with Landlord in obtaining Applicable Environmental Laws approval of any transfer of the Building of which the Premises form a part. Specifically in that regard, Tenant agrees that it shall (1) execute and deliver all affidavits, reports, responses to questions, applications or other filings required by Landlord and related to Tenant's activities at the Premises, (2) allow inspections and testing of the Premises, and (3) as respects the Premises occupied by Tenant, perform any requirement reasonably requested by Landlord necessary for the receipt of Applicable Environmental Laws approval, provided the foregoing shall be at no out-of-pocket cost or expense to Tenant except for clean-up and remediation costs arising from Tenant's activities at the Premises.

        (c) Additional Terms.

            (i) In the event of Tenant's failure to comply in full with this Article, Landlord may, after written notice to Tenant and Tenant's failure to cure within thirty (30) days of its receipt of such notice, at Landlord's option, perform any and all of Tenant's obligations as aforesaid and all costs and expenses incurred by Landlord in the exercise of this right shall be deemed to be Additional Rent payable on demand and with interest at the Default Rate until payment at the rate provided in this Lease.

            (ii) The parties acknowledge and agree that Tenant shall be responsible for any environmental issue at the Premises caused by an action or omission of Tenant or its agents, employees, consultants or invitees subsequent to the Commencement Date, it being understood and agreed that with respect to any environmental issues that occurred prior to the Commencement Date, the provisions of Paragraphs 21(c) and 43(b) of the Contract of Sale shall apply.

            (iii) This Article 9 shall survive the expiration or sooner termination of this Lease.

     10. TENANT'S ALTERATIONS. Tenant will not cut or drill into or secure any fixture, apparatus or equipment or make alterations, improvements or physical additions (collectively, "Alterations") of any kind to any part of the Premises without first obtaining the written consent of Landlord, such consent not to be unreasonably withheld, or unduly delayed. Landlord's consent shall not be required for the installation of any office equipment or fixtures including internal partitions which do not require disturbance of any structural elements or systems (other than attachment thereto) within the Building. Landlord's consent shall also not be required for any Minor Alterations (as hereinafter defined). For purposes of this lease, the term "Minor Alterations" shall mean any Alteration which: (i) is non-structural in nature; (ii) shall not affect the usage or proper functioning of any of the Building systems (including, without limitation, the heating, ventilation, air conditioning, plumbing, electrical, health safety, sprinkler or security systems; and (iii) shall have a cost of completion which is less than $50,000.00. Tenant shall otherwise comply with all other provisions of this Article 10 with respect to all Minor Alterations. If Landlord approves Tenant's Alterations and agrees to permit Tenant's contractors to do the work, Tenant, prior to the commencement of labor or supply of any materials (including those relating to Minor Alterations), must furnish to Landlord (i) a duplicate or original policy or certificates of insurance evidencing (a) general public liability insurance for personal injury and property damage in the minimum amount of $1,000,000.00 combined single limit,
(b) statutory workman's compensation insurance, and (c) employer's liability insurance from each contractor to be employed (all such policies shall be non-cancelable without thirty (30) days prior written notice to Landlord and shall be in amounts and with companies satisfactory to Landlord); (ii) construction documents prepared and sealed by a registered New York architect if such alteration is in excess of $50,000.00; and (iii) all applicable building permits required by law. Any consent by Landlord permitting Tenant to do any or cause any work to be done in or about the Premises shall be and hereby is conditioned upon Tenant's work being performed by workmen and mechanics working in harmony and not interfering with labor employed by Landlord, Landlord's mechanics or their contractors or by any other tenant or their contractors. If at any time any of the workmen or mechanics performing any of Tenant's work shall be unable to work in harmony or shall interfere with any labor employed by Landlord, other tenants or their respective mechanics and contractors, then the permission granted by Landlord to Tenant permitting Tenant to do or cause any work to be done in or about the Premises, may be withdrawn by Landlord upon forty-eight (48) hours written notice to Tenant.

     All Alterations (whether temporary or permanent in character) made in or upon the Premises (other than Landlord's Work which will remain on the Premises), either by Landlord or Tenant, shall be Landlord's property upon installation and shall remain on the Premises without compensation to Tenant. All furniture, movable trade fixtures and equipment and any Minor Alterations installed by Tenant may be removed by Tenant at the termination of this Lease, or if not so removed shall, at the option of Landlord, become the property of Landlord. All such installations, removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the Premises or Building and in such manner so as not to disturb other tenants in the Building. If Tenant fails to remove any items required to be removed pursuant to this Article, Landlord may do so and the costs and expenses thereof shall be deemed Additional Rent hereunder and shall be reimbursed by Tenant to Landlord within fifteen (15) business days of Tenant's receipt of an invoice therefor from Landlord. Tenant shall not be responsible for reimbursing Landlord for the cost Landlord incurs in removing any Minor Alterations which remain at the Premises at the end of the term hereof.

     11. CONSTRUCTION LIENS.

         (a) Tenant will not voluntarily suffer or permit any mechanic's, contractor's, subcontractor's or supplier's lien (a "Construction Lien") to be filed against the Premises or any part thereof by reason of work, labor services or materials supplied or claimed to have been supplied to Tenant; and if any Construction Lien shall at any time be filed against the Premises or any part thereof, Tenant, within thirty (30) days after notice of the filing thereof, shall cause it to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such Construction Lien to be discharged within the period aforesaid, then in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge it either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings. Any amount so paid by Landlord, plus all of Landlord's costs and expenses associated therewith (including, without limitation, reasonable legal fees), shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand with interest from the date of advance by Landlord at the Default Rate.

         (b) Nothing in this Lease, or in any consent to the making of alterations or improvements shall be deemed or construed in any way as constituting authorization by Landlord for the making of any alterations or additions by Tenant, or constituting a request by Landlord, express or implied, to any contractor, subcontractor or supplier for the performance of any labor or the furnishing of any materials for the use or benefit of Landlord.

     12. ASSIGNMENT AND SUBLETTING.

         (a) Subject to the remaining subsections of Article 12, except as expressly permitted pursuant to this section, Tenant shall not, without the prior written consent of Landlord, such consent shall not be unreasonably withheld or unduly delayed, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof. Any of the foregoing acts without such consent shall be void. Except as otherwise specifically set forth herein, this Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law or by merger, consolidation or asset sale, without the written consent of Landlord, which shall not be unreasonably withheld or unduly delayed. Notwithstanding anything contained herein, Tenant may permit any corporation or other business entity which controls, is controlled by or is under common control with Tenant ("Affiliate") to sublet all or any part of the Premises, and may assign this Lease, in whole or in part, to an Affiliate (in either case, an "Affiliate Assignment or Sublease"), upon prior written notice to Landlord. Tenant is a publicly traded corporation, and no transfer of shares of Tenant shall require consent of Landlord nor be deemed a violation of this Lease.

         (b) If at any time or from time to time during the term of this Lease Tenant desires to assign this Lease or sublet all or any part of the Premises for which Landlord's consent is required hereunder, Tenant shall give notice to Landlord of such desire, including the name, address and contact party for the proposed assignee or subtenant, a description of such party's business history, the effective date of the proposed assignment or sublease (including the proposed occupancy date by the proposed assignee or sublessee), and in the instance of a proposed sublease, the square footage to be subleased, a floor plan professionally drawn to scale, depicting the proposed sublease area, and a statement of the duration of the proposed sublease (which shall in any and all events expire by its terms prior to the scheduled expiration of this Lease, and immediately upon the sooner termination hereof). Landlord may, at its option, and in its sole and absolute discretion, exercisable by notice given to Tenant within sixty (60) days next following Landlord's receipt of Tenant's notice (which notice from Tenant shall, as a condition of its effectiveness, include all of the above-enumerated information), elect to recapture the Premises or such portion as is proposed by Tenant to be sublet (and in each case, the designated and non-designated parking spaces included in this demise, or a pro-rata portion thereof in the instance of the recapture of less than all of the Premises), and terminate this Lease in the instance of a proposed assignment, or recapture that portion of the Premises proposed to be sublet (and a pro-rata portion of designated and non-designated parking spaces, as aforesaid) and terminate the Lease with respect thereto, in the instance of a proposed sublease. It is further agreed that the foregoing recapture right shall only apply in connection with an assignment of this Lease and any Major Sublease (as hereinafter defined) and shall not apply in the case of any Affiliate Assignment or Sublease. The term "Major Sublease", as used herein, shall mean any proposed sublease which, when considered together with all other subleases that will be in effect on the commencement of such proposed sublease : (i) covers more than seventy five percent (75%) of the rentable area of the Premises and extends for any part of the Term of this Lease or (ii) covers more than fifty percent (50%) of the rentable area of the Premises and extends for more than fifty percent (50%) of the then remaining term of this Lease.

         (c) If Landlord elects to recapture the Premises or a portion thereof as aforesaid, then from and after the effective date thereof as approved by Landlord, after Tenant shall have fully performed such obligations as are enumerated herein to be performed by Tenant in connection with such recapture, and except as to obligations and liabilities accrued and unperformed (and any other obligations expressly stated in this Lease to survive the expiration or sooner termination of this Lease), Tenant shall be released of and from all lease obligations thereafter otherwise accruing with respect to the Premises (or such lesser portion as shall have been recaptured by Landlord). The Premises, or such portion thereof as Landlord shall have elected to recapture, shall be delivered by Tenant to Landlord free and clear of all furniture, furnishings, personal property and trade fixtures, with Tenant repairing and restoring any and all damage to the Premises resulting from the installation, handling or removal thereof, and otherwise in the same condition as Tenant is, by the terms of this Lease, required to redeliver the Premises to Landlord upon the expiration or sooner termination of this Lease. Upon the completion of any recapture and termination as provided herein, Tenant's remaining Fixed Rent, Recognized Expense and remaining monetary obligations of Tenant, including the amount of the letter of credit held by Landlord under Article 5(c) hereof, shall be reduced pro-rated based upon the reduced rentable square footage then comprising the Premises.

         (d) If Landlord provides written notification to Tenant electing not to recapture the Premises (or so much thereof as Tenant had proposed to sublease), then Tenant may proceed to market the designated space and may complete such transaction and execute an assignment of this Lease or a sublease agreement (in each case in form reasonably acceptable to Landlord) within a period of nine (9) months next following Landlord's notice to Tenant that it declines to recapture such space, provided that Tenant shall have first obtained in any such case the prior written consent of Landlord to such transaction, which consent shall not be unreasonably withheld. If, however, Tenant shall not have assigned this Lease or sublet the Premises with Landlord's prior written consent as aforesaid within nine (9) months next following Landlord's notice to Tenant that Landlord declines to recapture the Premises (or such portion thereof as Tenant initially sought to sublease), then in such event, Tenant shall again be required to request Landlord's consent to the proposed transaction, whereupon Landlord's right to recapture the Premises (or such portion as Tenant shall desire to sublease) shall be renewed upon the same terms and as otherwise provided in subsection (b) above.

            For purposes of this Section 12(d), the parties agree that it shall not be unreasonable for Landlord to withhold its consent to such assignment or sublease, as the case may be, if: (i) the proposed assignee shall have a net worth less than the net worth of Tenant at the time Tenant executes this Lease, or which is otherwise not acceptable to Landlord in Landlord's reasonable discretion; (ii) the proposed assignee or sublessee shall have no reliable credit history or an unfavorable credit history, or other reasonable evidence exists that the proposed assignee or sublessee will experience difficulty in satisfying its financial or other obligations under this Lease; (iii) the proposed assignee of sublessee, in Landlord's reasonable opinion, is not reputable and of good character; (iv) Tenant is proposing a sublease at a rental or subrental rate which is less than the then fair market rental rate for the portion of the Premises being subleased or assigned to an existing tenant of the Building or another prospect with whom Landlord is negotiating with for space at the Building ; (v) the proposed assignee or sublessee will cause Landlord's existing parking facilities to be reasonably inadequate, or in violation of code requirements, or require Landlord to increase the parking area or the number of parking spaces in excess of those furnished to Tenant pursuant to this Lease, or
(vi) the nature of such party's proposed business operation would or might reasonably permit or require the use of the Premises in a manner inconsistent with the "Permitted Use " specified herein, would or might reasonably otherwise be in conflict with express provisions of this Lease.

         (e) Any sums or other economic consideration received by Tenant as a result of any subletting, assignment or license (except rental or other payments received which are attributable to the amortization of the cost of (i) the initial leasehold improvements made at the commencement of the term hereof to the sublet or assigned portion of the Premises by or on behalf of Tenant and
(ii) the leasehold improvements made to the sublet or assigned portion of the Premises by Tenant for subtenant or assignee, and other reasonable expenses incident to the subletting or assignment, including standard leasing commissions) whether denominated rentals under the sublease or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to that portion of the premises subject to such sublease or assignment) shall be divided evenly between Landlord and Tenant, with Landlord's portion being payable to Landlord as Additional Rent under this Lease without affecting or reducing any other obligation of Tenant hereunder.

         (f) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor.

         (g) In the event that (i) the Premises or any part thereof are sublet and Tenant is in default under this Lease, or (ii) this Lease is assigned by Tenant, then, Landlord may collect Rent from the assignee or subtenant and apply the net amount collected to the rent herein reserved; but no such collection shall be deemed a waiver of the provisions of this Article 12 with respect to assignment and subletting, or the acceptance of such assignee or subtenant as Tenant hereunder, or a release of Tenant from further performance of the covenants herein contained.

         (h) In connection with each proposed assignment or subletting of the Premises by Tenant, Tenant shall pay to Landlord (i) an administrative fee of $250 per request in order to defer Landlord's administrative expenses arising from such request, plus (ii) Landlord's reasonable attorneys' fees not to exceed $1,000.00.

         (i)   Notwithstanding   anything  to  the  contrary  contained  herein,
regardless of whether Landlord shall consent thereto (or whether such transaction shall otherwise be permitted hereunder upon notice to, but without the consent of Landlord), no assignment of this Lease and no subletting of the Premises or any portion thereof shall release Tenant of Tenant's obligations hereunder, or alter the primary liability of Tenant to pay the Rent and to perform any and all other obligations to be performed by the holder of the tenant interest hereunder, and it shall be an express condition of any assignment or sublease that a fully-executed, original counterpart of the assignment or sublease agreement, in form specified by or otherwise acceptable to Landlord, shall be furnished to Landlord prior to the effective date thereof. Any assignment document shall, among its terms, contain an express agreement by the assignee to assume and be bound by all of the obligations to be performed and discharged by the holder of the tenant interest hereunder, and shall include an affirmation by the assignor of its continuing primary liability hereunder notwithstanding such assignment. Any sublease document shall, among its terms, be expressly subject and subordinate in all respects to this Lease, and the shall contain an affirmation by the sublessor of its continuing primary liability hereunder notwithstanding such sublease. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor.

         (j) Anything in this Article 12 to the contrary notwithstanding (including, without limitation, any provisions herein regarding permitted assignments or subleases) no assignment or sublease shall be permitted under this Lease if, at the time Tenant seeks approval therefor, or at any time thereafter until such assignment or sublease becomes effective and shall be implemented, Tenant is in default of any of its obligations under this Lease beyond the expiration of applicable notice and grace periods provided for herein for the cure thereof.

     13. LANDLORD'S RIGHT OF ENTRY. Landlord and persons authorized by Landlord may enter the Premises at all reasonable times upon twenty-four (24) hours notice (except in the case of an emergency in which case no prior notice is necessary) for the purpose of inspections, repairs, alterations to adjoining space, appraisals, or other reasonable purposes; including enforcement of Landlord's rights under this Lease. Landlord shall not enter Tenant's computer room unless in the case of an emergency. Should Landlord need to gain access to the computer room in an emergency situation, Landlord shall reasonably notify Tenant in advance. Should Landlord be unable to provide advance notice of entry to these areas, Landlord shall provide prompt notice following entry into the computer room identifying the reason for entry. Landlord shall not be liable for inconvenience to or disturbance of Tenant by reason of any such entry; provided, however, that in the case of repairs or work, such shall be done, so far as practicable, so as to not unreasonably interfere with Tenant's use of the Premises. Provided, however, that such efforts shall not require Landlord to use overtime labor unless Tenant shall pay for the increased costs to be incurred by Landlord for such overtime labor. Landlord also shall have the right to enter the Premises at all reasonable times after giving prior oral notice to Tenant, to exhibit the Premises to any prospective purchaser, or mortgagee at all times, and to a prospective tenant only during the last twelve (12) months of the Term. Landlord shall not erect any "for rent" signs for the Premises earlier than twelve (12) months prior to the expiration of the Term.

     14. REPAIRS AND MAINTENANCE.

         (a) (i) Except as specifically otherwise provided in subparagraphs (b) and (c) of this Article, Tenant, at its sole cost and expense and throughout the Term of this Lease, shall keep and maintain the Premises in good order and condition, free of accumulation of dirt and rubbish, and shall promptly make all non-structural repairs necessary to keep and maintain such good order and condition. Tenant shall also be responsible for regularly-scheduled cleaning and maintenance of the interior of the Premises. Tenant shall clean and maintain the interior of the Premises in a manner and with frequency acceptable to Landlord, in Landlord's reasonable discretion. Tenant shall have the option of replacing lights, ballasts, tubes, ceiling tiles, outlets and similar equipment itself or it shall have the ability to advise Landlord of Tenant's desire to have Landlord make such repairs. If requested by Tenant, Landlord shall make such repairs to the Premises within a reasonable time of notice to Landlord and shall charge Tenant for such services at Landlord's standard rate (such rate to be competitive with the market rate for such services). Tenant shall not use or permit the use of any portion of the Premises for outdoor storage. When used in this Article 14, the term "repairs" shall include replacements and renewals when necessary. All repairs made by Tenant shall utilize materials and equipment which are at least equal in quality and usefulness to those originally used in constructing the Building and the Premises.

              (ii)(A) Tenant shall maintain and repair, throughout the term and any Renewal Term hereof, the HVAC Units servicing the Premises as shown and designated on Exhibit "E" annexed hereto and made a part hereof (the "Premises HVAC Units"). Tenant shall, at its own cost and expense, obtain service contracts for the Premises HVAC Units, which contracts shall provide for the routine inspection, maintenance and repair of the Premises HVAC Units and for the scheduled replacement of consumable parts of the Premises HVAC Units, such as filters, hoses, recharges and belts. Such contracts shall also be subject to the approval of Landlord, such approval not to be unreasonably withheld or unduly delayed. Landlord shall have the right to require that Tenant's contractor perform periodic services with respect to the Premises HVAC Units in accordance with Landlord's HVAC service specifications annexed hereto as Exhibit "F". Landlord shall also have the right to require that Tenant use Landlord's contractors to perform such services, provided the rates charged by Landlord's contractors for such services are competitive with the rates then being charged by other HVAC service contractors in Nassau and Suffolk County.

                   (B) Tenant shall also be responsible for all costs and expenses (capital and otherwise) relating to the repair and/or replacement of all of the Premises HVAC Units for a period of three (3) years from the Commencement Date. In the event Tenant replaces any of the Premises HVAC Units and/or its major components, as described below, during said first three (3) year period, it is agreed that Landlord shall, subsequent to such replacement, solely assume the future obligations for the replacement of such Premises HVAC Unit and/or its major components (provided that Tenant shall otherwise remain responsible for the routine inspection, maintenance and repair of same as provided above) and same shall not be included in Tenant's HVAC Cost Share (as hereinafter defined). At the expiration of said three (3) year period, Tenant shall be responsible for the sum of (i) the first $350/ton (such tonage for each Premises HVAC Unit is as indicated on Exhibit "E") of the cost of each capital repair and/or replacement of an entire Premises HVAC Unit and/or its major components such as compressors, bearings, motors, heat exchangers, condensors and evaporator coils (in each case, a "Replaced Component or Unit"), plus (ii) Tenant's HVAC Cost Share (as hereinafter defined) of the costs of repairing and/or replacing each such Replaced Component or Unit which exceed said $350/ton amount. For purposes of this subparagraph, the term "Tenant's HVAC Cost Share" shall be determined using the following formula: the numerator shall be equal to the number of months remaining in the term or any Renewal Term at the time a Replaced Component or Unit is so repaired or replaced and the denominator shall be one hundred and twenty (120) months. It is further agreed that, in the event Tenant exercises its option(s) to extend the term of this Lease under Article 36 below subsequent to a determination of Tenant's HVAC Cost Share under this subparagraph, Tenant's HVAC Cost Share shall be recalculated using the formula set forth above, except that the numerator component shall be modified to reflect the number of months of the applicable Renewal Term. By way of example, if at the end of the eighth year of the initial term, a Premises HVAC Unit requires replacement (and assuming that the first $350/ton for the particular Premises HVAC Unit is equal to $5,000.00, but the cost of replacing such Premises HVAC Unit exceeds $5,000), Tenant shall pay for $5,000.00 plus 24/120 or 2/10ths of the remaining cost of same in excess of $5,000.00 and Landlord shall be responsible for the remaining 8/10ths of the cost of same in excess of $5,000.00. In the event Tenant subsequently exercises its option(s) to renew the term under Article 36 of this Lease, Tenant shall also be responsible for an additional 5/10ths of the remaining cost of same in excess of $5,000 for the first Renewal Term and additional 3/10ths of the remaining cost of same in excess of $5,000 for the second Renewal Term, if applicable. Any amounts that are due from Tenant hereunder shall be paid by Tenant upon the repair and/or replacement of each Replaced Component or Unit, as the case may be, and at the commencement of each Renewal Term, if applicable.

         (b) Landlord, throughout the Term of this Lease and at Landlord's sole cost and expense, shall make all necessary repairs and replacements to the footings and foundations and the structural steel columns and girders forming a part of the Premises.

         (c) Landlord, throughout the Term of this Lease, shall make all necessary repairs and replacements to the Building outside of the Premises and the common areas, including the roof, walls, exterior portions of the Premises and the Building, utility lines, equipment and other utility facilities in the Building, which serve more than one tenant of the Building, and to any driveways, sidewalks, curbs, loading, parking and landscaped areas, and other exterior improvements for the Building; provided, however, that Landlord shall have no responsibility to make any repairs unless and until Landlord receives written notice of the need for such repair. Tenant shall pay Tenant's Allocated Share of the cost of all repairs to be performed by Landlord pursuant to this Paragraph 14(c) as Additional Rent as provided, and as limited by with respect to specific capital items, in Article 6(m) hereof. It is specifically understood and agreed that Landlord shall have an easement for full and unrestricted access to and to use, maintain and repair all lines, equipment and other facilities in the telephone room located in the Premises.

         (d) Landlord shall keep and maintain all common areas appurtenant to the Building and any sidewalks, parking areas, curbs and access ways adjoining the Property in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice, and shall keep and maintain all landscaped areas in a neat and orderly condition. Tenant shall pay Tenant's Allocated Share of the cost of all work to be performed by Landlord pursuant to this Paragraph (d) as Additional Rent as provided in Article 6 hereof.

         (e) Notwithstanding anything herein to the contrary (but subject, nevertheless, to the provisions of Article 15(c) hereof), repairs to the Premises, Building or Project and its appurtenant common areas made necessary by a negligent or willful act or omission of Tenant or any employee, agent, contractor, or invitee of Tenant shall be made at the sole cost and expense of Tenant.

     15. INSURANCE; SUBROGATION RIGHTS.

         (a) Tenant shall obtain and keep in force at all times during the term hereof, at its own expense, comprehensive general liability insurance including contractual liability and personal injury liability and all similar coverage, with combined single limits of $3,000,000.00 on account of bodily injury to or death of one or more persons as the result of any one accident or disaster and on account of damage to property, or in such other amounts as Landlord may from time to time require. The policy limits set forth herein shall be subject to periodic review, and Landlord reserves the right to require that Tenant increase the liability coverage limits if, in the reasonable opinion of Landlord, the coverage becomes inadequate and is less than commonly maintained by tenants of similar buildings in the area making similar uses.

         (b) Intentionally Deleted.

         (c) All insurance required hereunder shall not be subject to cancellation without at least thirty (30) days prior notice to all insureds, and shall name Landlord, Brandywine Realty Trust, Landlord's Agent and Tenant as insureds, as their interests may appear, and, if requested by Landlord, any liability policy held by Tenant for the Premises shall also name as an additional insured as their interests may appear any mortgagee or holder of any mortgage which may be or become a lien upon any part of the Premises. Prior to the commencement of the Term, Tenant shall provide Landlord with certificates and copies of the policy or policies of insurance above referred to, with evidence that the coverages required have been obtained and that premiums have been paid in full for the policy periods. Tenant shall also furnish to Landlord throughout the term hereof replacement certificates or copies of renewal polices, together with evidence of like paid premiums at least thirty (30) days prior to the expiration dates of the then current policy or policies. All the insurance required under this Lease shall be issued by insurance companies authorized to do business in the State of New York with a financial rating of at least an A-X as rated in the most recent edition of Best's Insurance Reports and in business for the past five years. Except as otherwise provided herein, the limit of any such insurance shall not limit the liability of Tenant hereunder. If Tenant fails to procure and maintain such insurance, Landlord may, but shall not be required to, procure and maintain the same, at Tenant's expense to be reimbursed by Tenant as Additional Rent within ten (10) days of written demand. Any deductible under such insurance policy or self-insured retention under such insurance policy in excess of Ten Thousand ($10,000) must be approved by Landlord in writing prior to issuance of such policy. Tenant shall not self-insure without Landlord's prior written consent. The policy limits set forth herein shall be subject to periodic review, and Landlord reserves the right to require that Tenant increase the liability coverage limits if, in the reasonable opinion of Landlord, the coverage becomes inadequate and is less than commonly maintained by tenants of similar buildings in the area making similar uses.

         (d) Landlord shall obtain and maintain the following insurance during the Term of this Lease: (i) replacement cost insurance including all risk perils on the Building and on the Project, (ii) builder's risk insurance for the Landlord Work to be constructed by Landlord in the Project, and (iii) comprehensive liability insurance (including bodily injury and property damage) covering Landlord's operations at the Project in amounts reasonably required by the Landlord's lender or Landlord.

         (e) Each party hereto, and anyone claiming through or under them by way of subrogation, waives and releases any cause of action it might have against the other party and Brandywine Realty Trust and their respective employees, officers, members, partners, trustees and agents, on account of any loss or damage that is insured against under any insurance policy required to be obtained hereunder that covers the Project, Building or Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements or business and which names Landlord and Brandywine Realty Trust or Tenant, as the case may be, as an additional insured as their interest may appear. Each party hereto agrees that it will cause its insurance carrier to endorse all applicable policies waiving the carrier's right of recovery under subrogation or otherwise against the other party. Each party shall look solely to the proceeds of such policies for compensation for loss, to the extent such proceeds are paid under such policies.

     16. INDEMNIFICATION. (a) Tenant shall defend, indemnify and hold harmless Landlord, Brandywine Realty Services Corp. and Brandywine Realty Trust and their respective employees and agents from and against any and all third-party claims, actions, damages, liability and expense (including reasonable attorney's fees, and expenses incurred in defense of any such claim or any action or proceeding brought thereon) arising from (i) Tenant's improper use of the Premises, (ii) the improper conduct of Tenant's business, (iii) any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere contrary to the requirements of the Lease, (iv) any breach or default in the performance of any obligation of Tenant's part to be performed under the terms of this Lease, and (v) any negligence or willful act of Tenant or any of Tenant's agents, contractors or employees and/or negligence or other tortious acts of third-parties, and in case Landlord, Brandywine Realty Services Corp. or Brandywine Realty Trust shall be made a party to any litigation commenced by or against Tenant, its agents, subtenants, licensees, concessionaires, contractors, customers or employees, then Tenant shall defend, indemnify and hold harmless Landlord, Brandywine Realty Services Corp. and Brandywine Realty Trust and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord, Brandywine Realty Services Corp. and Brandywine Realty Trust in connection with such litigation, after notice to Tenant and Tenant's refusal to defend such litigation, and upon notice from Landlord shall defend the same at Tenant's expense by counsel satisfactory to Landlord. Tenant shall further indemnify and hold harmless Landlord, Brandywine Realty Services Corp. and Brandywine Realty Trust from and against any and all third-party claims, actions, damages, liability and expense (including, without limitation, reasonable attorney's fees and disbursements) which may be imposed upon or incurred by or asserted against Landlord by reason of (a) loss of life, personal injury and/or damage to property occurring in or about, or arising out of, the Premises, adjacent sidewalks and loading platforms or areas and common areas appurtenant to the Building occasioned by reason of any act or omission of Tenant, its agents, subtenants, licensees, concessionaires, contractors, customers, employees and/or third parties and (b) any failure on the part of Tenant to keep, observe and perform any of the terms, covenants, agreements, conditions, limitations or Rules and Regulations contained in this Lease on Tenant's part to be kept, observed and performed.

         (b) Landlord shall defend, indemnify and hold harmless Tenant and its employees and agents from and against any and all third-party claims, actions, damages, liability and expense (including reasonable attorney's fees, and expenses incurred in defense of any such claim or any action or proceeding brought thereon) arising from (i) any breach or default in the performance of any obligation of Landlord's part to be performed under the terms of this Lease, and (ii) any negligence or willful act of Landlord or any of Landlord's agents, contractors and/or employees and in case Tenant shall be made a party to any litigation commenced by or against Landlord, then Landlord shall defend, indemnify and hold harmless Tenant and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Tenant in connection with such litigation, after notice to Landlord and Landlord's refusal to defend such litigation, and upon notice from Tenant shall defend the same at Landlord's expense by counsel satisfactory to Landlord.

     17. QUIET ENJOYMENT. Provided Tenant has performed all of the terms and conditions of this Lease, including the payment of Fixed Rent and Additional Rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord, or anyone claiming by through or under Landlord under and subject to the terms and conditions of this lease and of any mortgages now or hereafter affecting all of or any portion of the Premises.

     18. FIRE DAMAGE.

         (a) Except as provided below, in case of damage to the Premises by fire or other insured casualty, Landlord shall repair the damage. Such repair work shall be commenced promptly following notice of the damage and completed with due diligence, taking into account the time required for Landlord to effect a settlement with and procure insurance proceeds from the insurer, except for delays due to governmental regulation, scarcity of or inability to obtain labor or materials, intervening acts of God or other causes beyond Landlord's reasonable control.

         (b) Notwithstanding the foregoing, if (i) the damage is of a nature or extent that, in Landlord's reasonable judgment (to be communicated to Tenant within sixty (60) days from the date of the casualty), the repair and restoration work would require more than one hundred eighty (180) consecutive days to complete after the casualty and, assuming normal work crews not engaged in overtime, or (ii) if more than thirty (30%) percent of the total area of the Building is extensively damaged, Landlord shall have the right to terminate this Lease and all the unaccrued obligations of the parties hereto, by sending written notice of such termination to the other within ten (10) days of Tenant's receipt of the notice from Landlord described above. Such notice is to specify a termination date no less than fifteen (15) days after its transmission; provided, however, that in addition to the foregoing, in the event Tenant shall have also vacated the Premises because the nature or extent of the damage rendered the Premises untenantable, Tenant may by notice in writing to Landlord within five (5) days of receipt of Landlord's written notice elect to make the termination of the Lease retroactive to the date of such vacation of the Premises by Tenant. Should fire damage occur to the Premises within the last year of the Term of this Lease or should Landlord (in its reasonable judgement) estimate the repair and restoration work would require more than two hundred ten
(210) days to complete after the casualty, Tenant, at its sole option, may cancel the remaining Term of the Lease with no further liability. Should the fire damage occur prior to the last year of the Lease Term, the Term of this Lease shall be suspended during the restoration period following the fire so that Tenant shall have the right to occupy the Premises for the full term of one hundred twenty (120) months, in the aggregate.

         (c) If the insurance proceeds received by Landlord as dictated by the terms and conditions of any financing then existing on the Building, (excluding any rent insurance proceeds) would not be sufficient to pay for repairing the damage or are required to be applied on account of any mortgage which encumbers any part of the Premises or Building, or if the nature of loss is not covered by Landlord's fire insurance coverage, Landlord may elect either to (i) repair the damage as above provided notwithstanding such fact or (ii) terminate this Lease by giving Tenant notice of Landlord's election within thirty (30) days after Landlord's knowledge of the damage and of the unavailability or insufficiency of insurance proceeds. If the election is to terminate, Landlord shall give Tenant at least fifteen (15) days prior notice specifying the termination date.

         (d) In the event Landlord has not completed restoration of the Premises within one hundred eighty (180) days from the date of casualty (subject to delay due to weather conditions, shortages of labor or materials or other reasons beyond Landlord's control which delay in any event will not exceed an additional thirty (30) business days), Tenant may terminate this Lease by written notice to Landlord within thirty (30) business days following the expiration of such one hundred eighty (180) day period (as extended for reasons beyond Landlord's control as provided above) unless, within thirty (30) business days following receipt of such notice, Landlord has substantially completed such restoration and delivered the Premises to Tenant for occupancy.

         (e) In the event of damage or destruction to the Premises or any part thereof, Tenant's obligation to pay Fixed Rent and Additional Rent shall be equitably adjusted or abated, as provided below . If fire or other casualty damages, destroys or renders the Premises, or any portion thereof, untenantable or deprives Tenant of access to the Premises, or any portion thereof, then the Rent attributable to the Premises or such portion shall be equitably abated for the period beginning on the date of the damage or destruction and ending on the date that Landlord's restoration of the Building has been sufficiently completed so that Tenant can reasonably access and use the Premises for its regular business operations. Landlord's restoration work shall be of substantially the same character and at least of substantially the same quality as existed prior to the occurrence of the fire or other casualty.

     19. SUBORDINATION; RIGHTS OF MORTGAGEE.

         (a) Subject to the provisions of subparagraph (c) of this Paragraph 19, this Lease shall be subject and subordinate at all times to the lien of any mortgages now or hereafter placed upon the Premises, Building and/or Project and land of which they are a part without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination. Tenant further agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage and such further instrument or instruments of attornment as shall be desired by any mortgagee or proposed mortgagee or by any other person. Notwithstanding the foregoing, any mortgagee may at any time subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery and in that event such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage.

         (b) In the event Landlord shall be or is alleged to be in default of any of its obligations owing to Tenant under this Lease, Tenant agrees to give to the holder of any mortgage (collectively the "Mortgagee") now or hereafter placed upon the Premises, Building and/or Project, notice by registered mail of any such default which Tenant shall have served upon Landlord, provided that prior thereto Tenant has been notified in writing (by way of Notice of Assignment of Rents and/or Leases or otherwise in writing to Tenant) of the name and addresses of any such Mortgagee. Tenant shall not be entitled to exercise any right or remedy as there may be because of any default by Landlord without having given such notice to the Mortgagee; and Tenant further agrees that if Landlord shall fail to cure such default the Mortgagee shall have any additional time periods (measured from the later of the date on which the default should have been cured by Landlord or the Mortgagee's receipt of such notice from Tenant), within which to cure such default, provided that if such default be such that the same could not be cured within such period and Mortgagee is diligently pursuing the remedies necessary to effectuate the cure (including but not limited to foreclosure proceedings if necessary to effectuate the cure); then Tenant shall not exercise any right or remedy as there may be arising because of Landlord's default, including but not limited to, termination of this Lease as may be expressly provided for herein or available to Tenant as a matter of law, if the Mortgagee either has cured the default within such time periods, or as the case may be, has initiated the cure of same within such period and is diligently pursuing the cure of same as aforesaid.

         (c) Landlord shall use reasonable efforts to deliver a subordination, attornment and nondisturbance agreement ("Nondisturbance Agreement") from each future Landlord's Mortgagee, on each such mortgagee's standard form, which shall provide, inter alia, that the leasehold estate granted to Tenant under this Lease will not be terminated or disturbed by reason of the foreclosure of the mortgage held by Landlord's Mortgagee, so long as Tenant shall not be in default under this Lease beyond the expiration of applicable notice and grace periods provided for herein for the cure thereof and shall pay all sums due under this Lease and in the event a future Mortgagee or its respective successor or assigns shall enter into and lawfully become possessed of the Premises covered by this Lease and shall succeed to the rights of Landlord hereunder, Tenant will attorn to the successor as its landlord under this Lease and, upon the request of such successor landlord, Tenant will execute and deliver an attornment agreement in favor of the successor landlord. In the event a future Mortgagee shall be unwilling to enter into a Nondisturbance Agreement as aforesaid, this Lease shall remain in full force and effect and the obligations of Tenant shall not in any manner be affected except that, anything to the contrary contained in this Lease notwithstanding, this Lease shall not be subject and subordinate to such future Mortgage.

     20. CONDEMNATION.

         (a) If more than twenty (20%) percent of the floor area of the Premises is taken or condemned for a public or quasi-public use (a sale in lieu of condemnation to be deemed a taking or condemnation for purposes of this Lease), this Lease shall, at either party's option, terminate as of the date title to the condemned real estate vests in the condemnor, and the Fixed Rent and Additional Rent herein reserved shall be apportioned and paid in full by Tenant to Landlord to that date and all rent prepaid for period beyond that date shall forthwith be repaid by Landlord to Tenant and neither party shall thereafter have any liability hereunder.

         (b) If less than twenty (20%) percent of the floor area of the Premises is taken or if neither Landlord nor Tenant have elected to terminate this Lease pursuant to the preceding sentence, Landlord shall do such work as may be reasonably necessary to restore the portion of the Premises not taken to tenantable condition for Tenant's uses, but shall not be required to expend more than the net award Landlord reasonably expects to be available for restoration of the Premises. If Landlord determines that the damages available for restoration of the Building and/or Project will not be sufficient to pay the cost of restoration, or if the condemnation damage award is required to be applied on account of any mortgage which encumbers any part of the Premises, Building and/or Project, Landlord may terminate this Lease by giving Tenant thirty (30) days prior notice specifying the termination date.

         (c) If this Lease is not terminated after any such taking or condemnation, the Fixed Rent and the Additional Rent shall be equitably reduced in proportion to the area of the Premises which has been taken for the balance of the Term.

         (d) If a part or all of the Premises shall be taken or condemned, all compensation awarded upon such condemnation or taking shall go to Landlord and Tenant shall have no claim thereto other than Tenant's damages associated with moving, storage and relocation; and Tenant hereby expressly waives, relinquishes and releases to Landlord any claim for damages or other compensation to which Tenant might otherwise be entitled because of any such taking or limitation of the leasehold estate hereby created, and irrevocably assigns and transfers to Landlord any right to compensation of all or a part of the Premises or the leasehold estate. Notwithstanding anything to the contrary contained herein, nothing shall preclude Tenant from intervening in any such condemnation proceeding to claim or receive from the condemning authority any compensation which Tenant may otherwise lawfully be entitled in such case for the expenses of moving to a new location, reimbursement for the loss of Tenant's property, including the initial improvements by Tenant, and trade fixtures, or for any other benefits available to Tenant in such circumstances (provided same does not reduce the amount of Landlord's award hereunder).

     21. ESTOPPEL CERTIFICATE. Each party agrees at any time and from time to time, within ten (10) days after the other party's written request, to execute, acknowledge and deliver to the other party a written instrument in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified and stating the modifications), and the dates to which Rent, Additional Rent, and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the party signing such certificate, the requesting party is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge. It is intended that any such certification and statement delivered pursuant to this Article may be relied upon by any prospective purchaser of the Project or any mortgagee thereof or any assignee of Landlord's interest in this Lease or of any mortgage upon the fee of the Premises or any part thereof.

     22. DEFAULT.

         If:

         (i) Tenant fails to pay any installment of Fixed Rent or any amount of Additional Rent within three (3) days after written notice from Landlord that the same remains unpaid (provided Landlord shall only be obligated to give Tenant such notice once per lease year).

         (ii) Tenant "vacates" the Premises (other than in the case of a permitted subletting or assignment) or permits the same to be unoccupied, in either case, prior to the fourth year of the term hereof,

         (iii) Tenant fails to observe or perform any of Tenant's other agreements or obligations herein contained within thirty (30) days after written notice specifying the default, or the expiration of such additional time period as is reasonably necessary to cure such default, provided Tenant immediately commences and thereafter proceeds with all due diligence and in good faith to cure such default,

         (iv) Tenant makes any assignment for the benefit of creditors,

         (v) Tenant commits an act of federal or state bankruptcy or files a petition or commences any proceeding under any bankruptcy or insolvency law,

         (vi) a petition is filed or any proceeding is commenced against Tenant under any federal or state bankruptcy or insolvency law and such petition or proceeding is not dismissed within thirty (30) days,

         (vii) Tenant is adjudicated a bankrupt,

         (viii) Tenant by any act indicates its consent to, approval of or acquiescence in, or a court approves, a petition filed or proceeding commenced against Tenant under any federal or state bankruptcy or insolvency law,

         (ix) a receiver or other official is appointed for Tenant or for a substantial part of Tenant's assets or for Tenant's interests in this Lease,

         (x) any attachment or execution against a substantial part of Tenant's assets or of Tenant's interests in this Lease remains unstayed or undismissed for a period of more than ten (10) days, or

         (xi) a substantial part of Tenant's assets or of Tenant's interest in this Lease is taken by legal process in any action against Tenant,then, in any such event, an Event of Default shall be deemed to exist and Tenant shall be in default hereunder.

     A. If an Event of Default shall occur, the following provisions shall apply and Landlord shall have, in addition to all other rights and remedies available at law or in equity, the rights and remedies set forth therein, which rights and remedies may be exercised upon or at any time following the occurrence of an Event of Default unless, prior to such exercise, the Event(s) of Default has been cured by Tenant in all respects, then, upon the occurrence, at any time prior to or during the Term, of any one or more of such Events of Default, Landlord, at any time thereafter, at Landlord's option, may give to Tenant a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Term shall come to an end and expire upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the expiration date, but Tenant shall remain liable for damages as provided in Article 24.

         (i) Interest on Damage Amounts. Any sums payable by Tenant hereunder, which are not paid after the same shall be due, shall bear interest from that day until paid at the rate of four (4%) percent over the then Prime Rate as published daily under the heading "Money Rates" in The Wall Street Journal, unless such rate be usurious as applied to Tenant, in which case the highest permitted legal rate shall apply (the "Default Rate").

         (ii) Statutory Rights. Landlord and Tenant shall have all rights and remedies now or hereafter existing at law or in equity with respect to the enforcement of either party's obligations hereunder and the recovery of the Premises. No right or remedy herein conferred upon or reserved to Landlord and Tenant shall be exclusive of any other right or remedy, but shall be cumulative and in addition to all other rights and remedies given hereunder or now or hereafter existing at law. Landlord and Tenant shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, of any covenant, agreement, condition or provision of this Lease, or to a decree compelling performance of any covenant, agreement, condition or provision of this Lease.

         (iii) Remedies Not Limited. Nothing herein contained shall limit or prejudice the right of Landlord or Tenant to exercise any or all rights and remedies available to Landlord or Tenant by reason of default or to prove for and obtain in proceedings under any bankruptcy or insolvency laws, an amount equal to the maximum allowed by any law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damage referred to above.

         (iv) No Waiver by  Landlord.  No delay or  forbearance  by  Landlord in exercising any right or remedy hereunder, or Landlord's undertaking or performing any act or matter which is not expressly required to be undertaken by Landlord shall be construed, respectively, to be a waiver of Landlord's rights or to represent any agreement by Landlord to undertake or perform such act or matter thereafter. Waiver by Landlord of any breach by Tenant of any covenant or condition herein contained (which waiver shall be effective only if so expressed in writing by Landlord) or failure by Landlord to exercise any right or remedy in respect of any such breach shall not constitute a waiver or relinquishment for the future of Landlord's right to have any such covenant or condition duly performed or observed by Tenant, or of Landlord's rights arising because of any subsequent breach of any such covenant or condition nor bar any right or remedy of Landlord in respect of such breach or any subsequent breach. Landlord's receipt and acceptance of any payment from Tenant which is tendered not in conformity with the provisions of this Lease or following an Event of Default (regardless of any endorsement or notation on any check or any statement in any letter accompanying any payment) shall not operate as an accord and satisfaction or a waiver of the right of Landlord to recover any payments then owing by Tenant which are not paid in full, or act as a bar to the termination of this Lease and the recovery of the Premises because of Tenant's previous default.

         Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord's obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise.

         (v) No Waiver by Tenant. No delay or forbearance by Tenant in exercising any right or remedy hereunder, or Tenant's undertaking or performing any act or matter which is not expressly required to be undertaken by Tenant shall be construed, respectively, to be a waiver of Tenant's rights or to represent any agreement by Tenant to undertake or perform such other or matter thereafter. Waiver by Tenant of any breach by Landlord of any covenant or condition herein contained or failure by Tenant to exercise any right or remedy in respect of any such breach shall not constitute a waiver or relinquishment for the future of Tenant's right to have any such covenant or condition duly performed or observed by Landlord or Tenant's rights arising because of any subsequent breach of any such covenant or condition nor bar any right or remedy of Tenant in respect of such breach or any subsequent breach.

     B. If, at any time (i) Tenant shall be comprised of two (2) or more persons, or (ii) Tenant's obligations under this Lease shall have been guaranteed by any person other than Tenant, or (iii) Tenant's interest in this Lease shall have been assigned, the word "Tenant", as used in subsection (iii) and (iv) of Section 22, shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in said subsections (iii) and (iv) shall be deemed paid as compensation for the use and occupation of the Premises and the acceptance of such compensation by Landlord shall not be deemed an acceptance of Fixed Rent or a waiver on the part of Landlord of any rights under this Section 22.

     23. TERMINATION ON DEFAULT.

         (A) If Tenant shall default in the payment when due of any installation of Fixed Rent or in the payment when due of any Additional Rent and such default shall continue for a period of five (5) days after notice by Landlord to Tenant of such default, or if this Lease and the Term shall expire and come to an end as provided in Article 22:

             (i) Landlord and its agents and servants may immediately, or at any time after such default or after the date upon which this Lease and the Term shall expire and come to an end, re-enter the Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding, or by force or other means provided such force or other means are lawful (without being liable to indictment, prosecution or damages therefor), and may repossess the Premises and dispossess Tenant and any other persons from the Premises and remove any and all of their property and effects from the Premises; and

             (ii) Landlord, at Landlord's option, my relet the whole or any part or parts of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the expiration date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, may determine. landlord shall have no obligation to relet the Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any Fixed Rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lese or otherwise to affect any such liability; Landlord, at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

         (B) Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does hereby waive any and all rights which Tenant and all such person might otherwise have under any present or future law to redeem the Premises, or to re-enter or repossess the Premises, or to restore the operation of this Lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Landlord, or (iii) any expiration or termination of this Lease and the Term, whether such dispossession, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. In the event of a breach or threatened breach by Tenant or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceeding and other special remedies were not provided in this Lease for such breach. The rights to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

     24. DAMAGES.

         (A) If this Lease and the Term shall expire and come to an end as provided in Article 22 or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Premises as provided in Article 23 or by or under any summary proceedings or any other action or proceeding, then, in any of said events:

             (i) Tenant shall pay to Landlord all Fixed Rent, Additional Rent and other charges payable under this Lease by Tenant to Landlord to the date upon which this Lease and the Term shall have expired and come to an end or to the date of re-entry upon the Premises by Landlord, as the case may be; and

             (ii) Tenant shall also be liable for and shall pay to Landlord, as damages, any deficiency (referred to as "Deficiency") between the Fixed Rent and Additional Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of
Section 23(A) for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this Lease or Landlord's re-entry upon the Premises and with such reletting including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs and other expenses of preparing the Premises for such reletting). Any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Fixed Rent. Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's rights to collect the Deficiency for any subsequent month by a similar proceeding; and

             (iii) At any time after the Term shall have expired and come to an end or Landlord shall have re-entered upon the Premises, as the case may be, whether or not Landlord shall have collected any monthly Deficiencies as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which the Fixed Rent and Additional Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term exceeds the then fair and reasonable rental value of the Premises for the same period, both discounted to present worth at the rate of six (6%) percent per annum. If, before presentation of proof of such liquidated damages to any court, commission, or tribunal, the Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of Fixed Rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

         (B) If the Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Article 24. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the rent reserved in this Lease. Solely for the purposes of this Article, the term "Fixed Rent" as used in Section 24(A) shall mean the rent in effect immediately prior to the date upon which this Lease and the Term shall have expired and come to an end, or the date of re-entry upon the Premises by Landlord, as the case may be, plus any Additional Rent payable pursuant to the provisions of Article 6 for the year immediately preceding such event. Nothing contained in Articles 22 and 23 of this Lease shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in
Section 24(A).

     25. CURING DEFAULTS.

         (a) If Tenant shall default in the performance of any of its non-monetary obligations hereunder, Landlord without prejudice and in addition to any other rights it may have at law or in equity, after giving Tenant written notice of such default and after failure by Tenant within thirty (30) days of the receipt of such notice to correct or to undertake and diligently pursue correction of said default(s) in which event the thirty day period shall be extended for a reasonable time (which notice and/or opportunity to cure shall not be required in case Landlord shall determine that an emergency exists requiring prompt action), may cure such defaults(s) on behalf of Tenant. The reasonable time granted to Tenant hereunder shall continue as long as the default and/or the delay in curing same has been caused by causes beyond Tenant's reasonable control, and cannot, with due diligence, be cured within such thirty (30) day period). Tenant shall reimburse Landlord on demand for all costs incurred by Landlord in that regard plus interest thereon from the date(s) of expenditure at the Default Rate, which shall be deemed Additional Rent payable hereunder.

         (b) If Landlord shall default in the performance of any of its obligations hereunder, Tenant , after giving Landlord written notice of such default and after failure by Landlord within thirty (30) days of the receipt of such notice to correct or to undertake and diligently pursue correction of said default(s), in which event the thirty day period shall be extended for a reasonable time, may cure such defaults(s) on behalf of Landlord. The reasonable time granted to Landlord hereunder shall continue as long as the default and/or the delay in curing same has been caused by causes beyond Landlord's reasonable control, and cannot, with due diligence, be cured within such thirty (30) day period). Landlord shall reimburse Tenant, within thirty (30) days of demand therefor, for all actual costs incurred by Tenant in that regard.

     26. LANDLORD'S REPRESENTATIONS AND WARRANTIES. Landlord represents and warrants to Tenant as follows:

         (a) Landlord is the fee owner of the Building and the Project; and

         (b) Landlord has the authority to enter into this Lease.

     27. SURRENDER. Tenant shall, at the expiration of the Term, promptly quit and surrender the Premises in good order and condition and in conformity with the applicable provisions of this Lease, excepting only reasonable wear and tear and damage by fire or other insured casualty. Tenant shall have no right to hold over beyond the expiration of the Term and in the event Tenant shall fail to deliver possession of the Premises as herein provided, such occupancy shall not be construed to effect or constitute other than a tenancy at sufferance. During any period of occupancy beyond the expiration of the Term the amount of rent owed to Landlord by Tenant shall automatically become one hundred fifty percent (150%) of the sum of the Rent during the last month of the Term or the Renewal Term, as the case may be, for the first month of such holdover period, one hundred seventy five percent (175%) of the sum of the Rent during the last month of the Term or the Renewal Term, as the case may be, for the second month and thereafter two hundred percent (200%) of the sum of the Rent during the last month of the Term or the Renewal Term, as the case may be. The acceptance of rent by Landlord or the failure or delay of Landlord in notifying or evicting Tenant following the expiration or sooner termination of the Term shall not create any tenancy rights in Tenant and any such payments by Tenant shall be deemed liquidated damages to Landlord and not a penalty (it being understood that the same shall not prohibit Landlord from recovering damages from Tenant as provided below in this Article 27). It is further agreed that in the event Tenant continues to holdover for three (3) months after the expiration or termination of this Lease, Tenant shall also be liable to Landlord for any damages suffered by Landlord as result of Tenant's failure to surrender the Premises. Landlord agrees to treat Tenant as a tenant at sufferance.
Notwithstanding anything in this Article contained to the contrary, the acceptance of any Fixed Rent paid by Tenant pursuant to this Paragraph 27, shall not preclude Landlord from commencing and prosecuting a holdover or eviction action or proceeding or any action or proceeding in the nature thereof. The preceding sentence shall be deemed to be an "agreement expressly providing otherwise" within the meaning of Section 232-c of the Real Property Law of the State of New York and any successor law of like import.

     28. RULES AND REGULATIONS. Tenant agrees that at all times during the terms of this Lease (as same may be extended) it, its employees, agents, invitees and licenses shall comply with all rules and regulations specified on Exhibit "C" attached hereto and made a part hereof, together with all reasonable Rules and Regulations as Landlord may from time to time promulgate provided they do not increase the financial burdens of Tenant or unreasonably restrict Tenant's rights under this Lease. Tenant's right to dispute the reasonableness of any changes in or additions to the Rules and Regulations shall be deemed waived unless asserted to Landlord within ten (10) business days after Landlord shall have given Tenant written notice of any such adoption or change. In case of any conflict or inconsistency between the provisions of this Lease and any Rules and Regulations, the provisions of this Lease shall control. Landlord shall have no duty or obligation to enforce any Rule and Regulation, or any term, covenant or condition of any other lease, against any other tenant, and Landlord's failure or refusal to enforce any Rule or Regulation or any term, covenant of condition of any other lease against any other tenant shall be without liability of Landlord to Tenant. However, if Landlord does enforce Rules or Regulations, Landlord shall endeavor to enforce same equally in a non-discriminatory manner.

     29. GOVERNMENTAL REGULATIONS.

         (a) Tenant shall, in the use and occupancy of the Premises and the conduct of Tenant's business or profession therein, at all times comply with all applicable laws, ordinances, orders, notices, rules and regulations of the federal, state and municipal governments, or any of their departments and the regulations of the insurers of the Premises. Notwithstanding anything contained herein to the contrary, with respect to the Building and/or Project, Tenant shall not be required to make any structural changes, repairs or improvements that are not necessitated by Tenant's specific manner of use for the Premises as distinguished from general office use. Landlord shall be responsible for compliance with all applicable laws, ordinances, notices, rules and regulations of the federal, state and municipal governments, or of any of their departments and the regulations of the insureds of the Building or Project which are of general applicability. Tenant may contest and appeal any applicable laws, ordinances, orders, notice, rules and regulations of the federal, state and municipal governments so long as Tenant shall be diligently contesting the validity or applicability thereof to the Premises and provided same shall not subject Landlord to fines or penalties or to prosecution for criminal, civil or administrative violations or orders.

         (b) Without limiting the generality of the foregoing, Tenant shall (i) obtain, at Tenant's expense, before engaging in Tenant's business or profession within the Premises, all necessary licenses and permits including (but not limited to) state and local business licenses or permits, and (ii) remain in compliance with and keep in full force and effect at all times all licenses, consents and permits necessary for the lawful conduct of Tenant's business or profession at the Premises. Tenant shall pay all personal property taxes, income taxes and other taxes, assessments, duties, impositions and similar charges which are or may be assessed, levied or imposed upon Tenant and which, if not paid, could be liened against the Premises or against Tenant's property therein or against Tenant's leasehold estate.

         (c) Landlord shall be responsible for compliance with Title III of the Americans with Disabilities Act of l990, 42 U.S.C. Section 12181 et seq. and its regulations, (collectively, the "ADA") as to the design and construction of exterior common areas (e.g. sidewalks and parking areas). Except as set forth above in the initial sentence hereto, Tenant shall be responsible for compliance with the ADA in all other respects concerning the use and occupancy of the Premises, which compliance shall include, without limitation (i) provision for full and equal enjoyment of the goods, services, facilities, privileges, advantages or accommodations of the Premises as contemplated by and to the extent required by the ADA, (ii) compliance relating to requirements under the ADA or amendments thereto arising after the date of this Lease and (iii) compliance relating to the design, layout, renovation, redecorating, refurbishment, alteration, or improvement to the Premises made or requested by Tenant at any time following completion of the Landlord's Work.

         (d) Tenant shall indemnify, protect, defend and save Landlord harmless with regard to any non-compliance or alleged non-compliance by Tenant with any law, order, ordinance, regulation, permit, license or other governmental matter in any way relating to the conduct of Tenant's business or profession in the Premises. If Landlord is named as defendant or a responsible party with respect to any alleged violation or non-compliance by Tenant as aforesaid, Landlord also may require, by notice to Tenant, that the matters or conduct giving rise thereto be discontinued by Tenant unless and until the alleged violation or non-compliance is resolved in Tenant's favor.

     30. NOTICES. Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other party, such notice or demand shall be deemed to have been duly given or served if in writing and either: (i) personally served; (ii) delivered by pre-paid nationally recognized overnight courier service (e.g. Federal Express) with evidence of receipt required for delivery; or (iii) forwarded by Registered or Certified mail, return receipt requested, postage prepaid; in all such cases addressed to the parties at the addresses set forth in Article 1(l) hereof. Each such notice shall be deemed to have been given to or served upon the party to which addressed on the date the same is delivered or delivery is refused. Either party hereto may change its address to which said notice shall be delivered or mailed by giving written notice of such change to the other party hereto, as herein provided.

     31. BROKERS. Tenant represents and warrants to Landlord that Tenant has had no dealings, negotiations or consultations with respect to the Premises or this transaction with any broker or finder and that otherwise no broker or finder called the Premises to Tenant's attention for lease or took any part in any dealings, negotiations or consultations with respect to the Premises or this Lease. Tenant agrees to indemnify and hold Landlord harmless from and against all liability, cost and expense, including attorney's fees and court costs, arising out of any misrepresentation or breach of warranty under this Article.

     32. INTENTIONALLY DELETED.

     33. LANDLORD'S LIABILITY. Landlord's obligations hereunder shall be binding upon Landlord only for the period of time that Landlord is in ownership of the Building; and, upon termination of that ownership, Tenant, except as to any obligations which are then due and owing, shall look solely to Landlord's successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder. Landlord shall have no personal liability under any of the terms, conditions or covenants of this Lease and Tenant shall look solely to the equity of Landlord in the Building of which the Premises form a part for the satisfaction of any claim, remedy or cause of action accruing to Tenant as a result of the breach of any section of this Lease by Landlord. In addition to the foregoing, no recourse shall be had for an obligation of Landlord hereunder, or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, member, partner, shareholder, officer, director, partner, agent or employee of Landlord, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such other liability being expressly waived and released by Tenant with respect to the above-named individuals and entities.

     34. AUTHORITY. Tenant represents and warrants that (a) Tenant is duly organized, validly existing and legally authorized to do business in the State of New York, and (b) the persons executing this Lease are duly authorized to execute and deliver this Lease on behalf of Tenant.

     35. NO OFFER. The submission of the Lease by Landlord to Tenant for examination does not constitute a reservation of or option for the Premises or of any other space within the Building or in other buildings owned or managed by Landlord or its affiliates. This Lease shall become effective as a Lease only upon the execution and legal delivery thereof by both parties hereto.

     36. RENEWAL. (a) Provided Tenant is not in default of any obligations under this Lease, either at the time of exercise of this option, or at the commencement of each Renewal Term and Tenant is fully occupying the Premises and the Lease is in full force and effect, Tenant shall have the right to renew this Lease for two term(s) of five years each beyond the end of the initial Term (each, a "Renewal Term"). Tenant shall furnish written notice of its intent to renew one (1) year prior to the expiration of the applicable Term, failing which, such renewal right shall be deemed waived; time being of the essence. The terms and conditions of this Lease during each Renewal Term shall remain unchanged except that: (i) the Annual Fixed Rent for the first Renewal Term shall be the greater of (A) the Annual Fixed Rent for the last year of the initial term, plus 3%, with increases of 3% for each additional year of the first Renewal Term; and (B) the Annual Fixed Rent, as adjusted in the manner set forth below, based upon the Consumer Price Index (as hereinafter defined) plus 3.5% for each year of the first Renewal Term; and (ii) the Annual Fixed Rent for the second Renewal Term shall be the greater of (A) the Annual Fixed Rent for the last year of the first Renewal Term, plus 3%, with increases of 3% for each additional year of the second Renewal Term and (B) the Annual Fixed Rent, as adjusted in the manner set forth below, based upon the Consumer Price Index plus 3.5% for each year of the second Renewal Term. In the event Tenant leases the Premises for the first Renewal Term, Tenant shall be entitled to new carpeting ($18.00/yard allowance, increased by the cumulative increase in the Consumer Price Index from the date of this Lease to the commencement of the Renewal Term) and paint throughout the Premises using paint equal to the quality of paint presently existing in the Premises. Anything herein contained to the contrary notwithstanding, Tenant shall have no right to renew the term hereof other than or beyond the two (2) consecutive five (5) year terms hereinabove described. It shall be a condition of each such Renewal Term that Landlord and Tenant shall have executed, not less than nine (9) months prior to the expiration of the then expiring term hereof, an appropriate amendment to this Lease, in form and content satisfactory to each of them, memorializing the extension of the term hereof for the next ensuing Renewal Term.

         (b) Definitions: For the purposes of this Article, the following definitions shall apply:

              (i) The term "Base Month" shall mean the first full calendar month during which the term of this Lease commences. The term "Base Renewal Month" shall mean the first full calendar month of the first Renewal Term.

              (ii) The term "Price Index" shall mean the "Consumer Price Index" published by the Bureau of Labor Statistics of the U.S. Department of Labor, All Items, New York, New York-Northeastern, New Jersey, for urban wage earners and clerical workers or a successor or substitute index appropriately adjusted.

         (c) Subject to the provisions of subparagraph (a) of this Paragraph 36, effective as of the first Renewal Term and the second Renewal Term, there shall be made a cost of living adjustment of the Annual Fixed Rate payable hereunder. The adjustment for the first Renewal Term shall be based on the percentage difference between the Price Index for the last full calendar month of the initial term and the Price Index for the Base Month. The adjustment for the second Renewal Term shall be based on the percentage difference between the Price Index for the last full calendar month of the first Renewal Term and the Price Index for the Base Renewal Month.

              (i) In the event the Price Index for the last full calendar month of the initial term reflects an increase over the Price Index for the Base Month, then the Annual Fixed Rent to be paid as of the commencement of the first Renewal Term shall be multiplied by the percentage difference between the Price Index for the last full calendar month of the initial term and the Price Index for the Base Month, and the resulting sum (plus 3.5%) shall be added to the Annual Fixed Rate effective as of the commencement of the first Renewal Term (the "First Renewal Term Annual Fixed Rent"). The First Renewal Term Annual Fixed Rent shall be increased by 3.5% annually for each subsequent year of the first Renewal Term. In the event the Price Index for the last full calendar month of the first Renewal Term reflects an increase over the Price Index for the Base Renewal Month, then the Annual Fixed Rent to be paid as of the commencement of the second Renewal Term shall be multiplied by the percentage difference between the Price Index for the last full calendar month of the first Renewal Term and the Price Index for the Base Renewal Month, and the resulting sum (plus 3.5%) shall be added to the Annual Fixed Rate effective as of the commencement of the second Renewal Term (the "Second Renewal Term Annual Fixed Rent"). The Second Renewal Term Annual Fixed Rent shall be increased by 3.5% annually for each subsequent year of the second Renewal Term.

              (ii) The following illustrates the intentions of the parties hereto as to the computation of the aforementioned cost of living adjustment in the Annual Fixed Rent payable hereunder:

                  Assuming that the Annual Fixed Rent for the initial term is $10.00 per square feet, that the Price Index for the Base Month was 102.0 and that the Price Index for the last full month of the initial term was 137.0, then the percentage increase thus reflected, i.e., 35 would be multiplied by 10.00 and the Annual Fixed Rent for the first year of the first Renewal Term would be $13.50 (plus 3.5%) per square feet.

     In the event such Price Index (or a successor or substitute index) is not available, a reliable governmental or other non-partisan publication evaluating the information theretofore used in determining the Price Index shall be used.

         (d) A statement of the cost of living adjustment to be furnished by Landlord as provided in subdivision (b) above shall consist of data prepared for Landlord by a firm of Certified Public Accountants (who may be the firm now or then currently employed by Landlord for the audit of its accounts). The statements thus furnished to Tenant shall constitute a final determination as between Landlord and Tenant of the cost of living adjustment for the periods represented thereby.

         (e) In no event shall the Annual Fixed Rent originally provided to be paid under this Lease be reduced.

         (f) Any delay or failure of Landlord, in computing or billing for the rent adjustments hereinabove provided, shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such rent adjustments hereunder.

     37. MISCELLANEOUS PROVISIONS.

         A. Successors. The respective rights and obligations provided in this Lease shall bind and inure to the benefit of the parties hereto, their successors and assigns; provided, however, that no rights shall inure to the benefit of any successors of Tenant unless Landlord's written consent for the transfer to such successor and/or assignee has first been obtained as provided in Article 12 hereof.

         B. Governing Law. This Lease shall be construed, governed and enforced in accordance with the laws of the State of New York, without regard to principles relating to conflicts of law.

         C. Severability. If any provisions of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired and such remaining provisions shall remain in full force and effect.

         D. Captions. Marginal captions, titles or exhibits and riders and the table of contents in this Lease are for convenience and reference only, and are in no way to be construed as defining, limiting or modifying the scope or intent of the various provisions of this Lease.

         E. Gender. As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural, where appropriate; and the words of any gender shall mean to include any other gender.

         F. Entire Agreement. This Lease, including the Exhibits and any Riders hereto (which are hereby incorporated by this reference, except that in the event of any conflict between the printed portions of this Lease and any Exhibits or Riders, the term of such Exhibits or Riders shall control), supersedes any prior discussions, proposals, negotiations and discussions between the parties and the Lease contains all the agreements, conditions, understandings, representations and warranties made between the parties hereto with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest. Without in any way limiting the generality of the foregoing, this Lease can only be extended pursuant to the terms hereof, and in Tenant's case, with the terms hereof, and in Tenant's case, with the due exercise of an option (if any) contained herein or a formal agreement signed by both Landlord and Tenant specifically extending the term. No negotiations, correspondence by Landlord or offers to extend the term shall be deemed an extension of the termination date for any period whatsoever.

         G.  Counterparts.   This  Lease  may  be  executed  in  any  number  of
counterparts, each of which when taken together shall be deemed to be one and the same instrument.

         H. Telefax Signatures. The parties acknowledge and agree that notwithstanding any law or presumption to the contrary a telefaxed signature of either party whether upon this Lease or any related document shall be deemed valid and binding and admissible by either party against the other as if same were an original ink signature.

         I. Calculation of Time. In computing any period of time prescribed or allowed by any provision of this Lease, the day of the act, event or default from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included, unless it is a Saturday, Sunday or a legal holiday, in which event the period runs until the end of the next day which is not a Saturday, Sunday, or legal holiday. Unless otherwise provided herein, all Notices and other periods expire as of 5:00 p.m. (local time in Newtown Square, Pennsylvania) on the last day of the Notice or other period.

         J. No Merger. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person, firm, corporation, or other legal entity may acquire or hold, directly or indirectly, this Lease of the leasehold estate and the fee estate in the Premises or any interest in such fee estate, without the prior written consent of Landlord's mortgagee.

         K. Time of the Essence. TIME IS OF THE ESSENCE IN ALL PROVISIONS OF THIS LEASE, INCLUDING ALL NOTICE PROVISIONS TO BE PERFORMED BY OR ON BEHALF OF LANDLORD AND TENANT.

         L. Recordation of Lease. Tenant shall not record this Lease or a memorandum thereof.

         M. Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than any payment of Fixed Rent or Additional Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Fixed Rent or Additional Rent due and payable hereunder, nor shall any endorsement or statement or any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other right or remedy provided for in this Lease, at law or in equity. No payment by Landlord of a lesser amount than any payment due to Tenant by Landlord shall be deemed to be other than on account of the earliest stipulated payment due hereunder, nor shall any endorsement or statement or any check or any letter accompanying any check or payment be deemed an accord and satisfaction. Tenant may accept such check or payment without prejudice to Tenant's right to recover the balance of any such payment or pursue any other right or remedy provided in this Lease, at law or in equity.

         N. No Partnership. Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant. This Lease establishes a relationship solely of that of a landlord and tenant.

         O. No Presumption Against Drafter. Landlord and Tenant understand, agree, and acknowledge that: (i) this Lease has been freely negotiated by both parties; and (ii) that, in the event of any controversy, dispute, or contest over the meaning, interpretation, validity, or enforceability of this Lease, or any of its terms or conditions, there shall be no inference, presumption, or conclusion drawn whatsoever against either party by virtue of that party having drafted this Lease or any portion thereof.

         P. Additional Parking. If Landlord constructs any additional parking at the Project, the same shall have the same level of illumination as exists in the parking areas presently servicing the Project.

     38. WAIVER OF TRIAL BY JURY. LANDLORD AND TENANT WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LEASE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY TENANT AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY PERSON ACTING ON BEHALF OF LANDLORD HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. TENANT FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF SAME HAS EXECUTED THIS LEASE.

     39. CONSENT TO JURISDICTION. Tenant hereby consents to the exclusive jurisdiction of the state courts located in Nassau and Suffolk County, New York and to the federal courts located in the in the Southern District of New York.

     40. SECURITY CAMERAS. Tenant shall have the right to install and maintain security cameras and infrared lighting on the exterior of the Building at the locations shown on Exhibit "D" annexed hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease under seal the day and year first above written.

WITNESS:                                  LANDLORD:

Roberta Schwartz                          BRANDYWINE OPERATING PARTNERSHIP, L.P.

                                          By:  Brandywine Realty Trust, its
                                                general partner


/s/ Roberta Schwartz                      By: /s/ Mark W. Hamer
-----------------------                      -----------------------------------
                                             Mark W. Hamer, Vice President



WITNESS:                                  TENANT:

Joanne Agrippina                          HIRSCH INTERNATIONAL CORP.


/s/ Joanne Agrippina                      By:  /s/ Richard M. Richer
-----------------------                      -----------------------------------
                                             Richard M. Richer, Vice President
                                             and Chief Financial Officer

                                   EXHIBIT "A"
                                   ----------

                                   SPACE PLAN
                                   ----------

                                   EXHIBIT "B"
                                   ----------

                           CONFIRMATION OF LEASE TERM
                           --------------------------


     THIS MEMORANDUM made as of the 8th day of March, 2001, between BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, with an office at 14 Campus Boulevard, Suite 100, Newtown Square, Pennsylvania 19073 ("Landlord") and HIRSCH INTERNATIONAL CORP., with its principal place of business at 200 Wireless Boulevard, Hauppauge, New York 11788 ("Tenant"), who entered into a lease dated for reference purposes as of March 8, 2001, covering certain premises located at 200 Wireless Boulevard, Hauppauge, New York 11788. All capitalized terms, if not defined herein, shall be defined as they are defined in the Lease.

     1. The Parties to this Memorandum hereby agree that the date of March 8, 2001 is the "Commencement Date" of the Term, that the date March 8, 2001 is the Rent Commencement Date and the date March 31, 2011 is the expiration date of this Lease.

     2. Tenant hereby confirms the following:

        (a) That it has accepted possession of the Premises pursuant to the terms of the Lease;

        (b) That the improvements required to be furnished according to the Lease by Landlord have been Substantially Completed;

        (c) That Landlord has fulfilled all of its duties of an inducement nature or are otherwise set forth in the Lease;

        (d) That there are no offsets or credits against rentals, nor has any security deposit been paid except as provided by the Lease Terms;

        (e) That the Lease is in full force and effect.

     3. Landlord hereby confirms the following:

        (a) That the improvements required to be furnished according to the Lease by Tenant have been substantially completed;

        (b) That Tenant has fulfilled all of its duties as set forth in the lease;

        (c) That all Rent and Additional Rent are paid to date;

        (d) That there is no default by Tenant;

        (e) That the Lease is in full force and effect.

     4. This Memorandum, each and all of the provisions hereof, shall inure to the benefit, or bind, as the case may require, the parties hereto, and their respective successors and assigns, subject to the restrictions upon assignment and subletting contained in the Lease.


WITNESS:                                  LANDLORD:

                                          BRANDYWINE OPERATING PARTNERSHIP, L.P.
                                          By:   Brandywine Realty Trust,
                                                its general partner


                                          By: /s/ Mark W. Hamer
-----------------------------                -----------------------------------
[SEAL]                                       Mark W. Hamer, Vice President


WITNESS:                                  TENANT:

                                          HIRSCH INTERNATIONAL



                                          By: /s/ Richard M. Richer
------------------------------               -----------------------------------
[SEAL]                                       Richard M. Richer, Executive Vice
                                             President-Finance and
                                             Administration and Chief Financial
                                             Officer

                                   EXHIBIT "C"
                                   ----------

                         BUILDING RULES AND REGULATIONS
                         LAST REVISION: OCTOBER 1, 1998
                         ------------------------------


Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in the judgment of Landlord shall from time to time be needed for the safety, protection, care and cleanliness of the Project, the operations thereof, the preservation of good order therein and the protection and comfort of its tenants, their agents, employees and invitees, which rules when made and notice thereof given to Tenant shall be binding upon him in a like manner as if originally prescribed. Landlord will notify Tenant in writing of any changes to the Building Rules and Regulations.

1. Sidewalks, entrances, passages, elevators, vestibules, stairways, corridors, halls, lobby and any other part of the Building shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress or egress to and from each tenant's premises. Landlord shall have the right to control and operate the common portions of the Building and exterior facilities furnished for common use of the tenants (such as the eating, smoking, and parking areas) in such a manner as Landlord deems best.

2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. All drapes, or window blinds, must be of a quality, type and design, color and attached in a manner approved by Landlord.

3. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, or placed in hallways or vestibules without prior written consent of Landlord.

4. Rest rooms and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no debris, rubbish, rags or other substances shall be thrown therein. Only standard toilet tissue may be flushed in commodes. All damage resulting from any misuse of these fixtures shall be the responsibility of the Tenant who, or whose employees, agents, visitors, clients, or licensees shall have caused same.

5. Tenants shall not construct or maintain, use or operate in any part of the project any electrical device, wiring or other apparatus in connection with a loud speaker system or other sound/communication system which may be heard outside the Premises. Any such communication system to be installed within the Premises shall require prior written approval of Landlord.

6. No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from its premises.

7. No space in the Building shall be used for the manufacture of goods for sale in the ordinary course of business, or for sale at auction of merchandise, goods or property of any kind.

8. No tenant, or employees of Tenant, shall make any unseemly or disturbing noises or disturb or interfere with the occupants of this or neighboring buildings or residences by voice, musical instrument, radio, talking machines, whistling, singing, or in any way. All passage through the Building's hallways, elevators, and main lobby shall be conducted in a quiet, business-like manner.

9. No tenant shall throw anything out of the doors, windows, or down corridors or stairs of the Building.

10. No smoking is permitted in the rest rooms, hallways, elevators, stairs, lobby, exit and entrances vestibules, sidewalks, parking lot area except for the designated exterior smoking area. All cigarette ashes and butts are to be deposited in the containers provided for same, and not disposed of on sidewalks, parking lot areas, or toilets within the Building rest rooms.

11. All doors to hallways and corridors shall be kept closed during business hours except as they may be used for ingress or egress.

12. Tenants must be responsible for all Security Access cards issued to them, and to secure the return of same from any employee terminating employment with them. No person/company other than Building Tenants and/or their employees may have Security Access cards unless Landlord grants prior written approval.

13. Landlord reserves the right to inspect all freight to be brought into the Building, and to exclude from the Building all freight or other material which violates any of these rules and regulations.

14. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to Landlord's management or security personnel.

15. No space within the Building, or in the common areas such as the parking lot, may be used at any time for the purpose of lodging, sleeping, or for any immoral or illegal purposes.

16. No employees or invitees of Tenant shall use the hallways, stairs, lobby, or other common areas of the Building as lounging areas during "breaks" or during lunch periods.

17. Each tenant, before closing and leaving their premises, should lower the blinds within their spaces.

18. No canvassing, soliciting or peddling is permitted in the Building or its common areas by tenants, their employees, or other persons. Each tenant shall cooperate to prevent same and shall report any such incident to Landlord's management.

19. No mats, trash, or other objects shall be placed in the public corridors, hallways, stairs, or other common areas of the Building.

20. Tenant must place all recyclable items of cans, bottles, plastic and office recyclable paper in appropriate containers provided by Landlord in each tenant's space. Removal of these recyclable items will be by Landlord's janitorial personnel.

21. No pictures, signage, advertising, decals, banners, etc. are permitted to be placed in or on windows in such a manner as they are visible from the exterior, without the prior written consent of Landlord.

22. Tenant or Tenant's employees are prohibited at any time from eating or drinking in hallways, elevators, rest rooms, lobby or lobby vestibules.

23. No tenant shall permit the visit to its Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, hallways, elevators, lobby or other public portions or facilities of the Building and exterior common areas by other tenants.

24. Landlord's employees shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord. Requests for such requirements must be submitted in writing to Landlord.

25. Tenant agrees that neither Tenant nor its agents, employees, licensees or invitees will interfere in any manner with the installation and/or maintenance of the heating, air conditioning and ventilation facilities and equipment.

26. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from Tenant's area or common areas of the Project regardless of whether such loss occurs when area is locked against entry or not.

27. Landlord will not permit entrance to Tenant's Premises by use of pass key controlled by Landlord, to any person at any time without written permission of Tenant, except employees, contractors or service personnel supervised or employed by Landlord.

28. Tenant and its agents, employees and invitees shall observe and comply with the driving and parking signs and markers on the Building grounds and surrounding areas.

29. Tenant and its employees, invitees, agents, etc. shall not enter other separate tenants' hallways, restrooms or premises unless they have received prior approval from Landlord's management.

                                   EXHIBIT "D"
                                   ----------

                        STANDARD CLEANING SPECIFICATIONS
                        --------------------------------

                              INTENTIONALLY DELETED
                              ---------------------

                                   EXHIBIT "E"
                                   -----------

         PREMISES HVAC DIAGRAM INCLUDING LIST OF AIR CONDITIONING UNITS
         --------------------------------------------------------------

                                  EXHIBIT "E1"
                                  ------------

                  200 Wireless Blvd. Hauppauge, New York 11788


List of Air Conditioning Equipment Low Roof:

1.       Trane Model #SFHB 2004LJ10F22
         Ser #J86F8132 (1986)
         Voltage 460/3/60
         Tonage 20 tons

2.       Trane Model #SFHB2504LJ10F32DG4T
         Ser #J86F81376 (1986)
         Voltage 460/3/60
         Tonage 25 tons

3.       Trane Model #BTC012F40C
         Ser #S31181407 (1986)
         Voltage 460/3/60
         Tonage 10 tons

14.      Luxaire Model #DAYAFD24N045
         Ser #NDEM045994 (4/96)
         Voltage 208/1/60
         Tonage 2 tons

15.      Luxaire Model #DAYAFO24NO45
         Ser #NCFM02549 (3/97)
         Voltage 201/1/60
         Tonage 2 tons

Air Conditioning Equipment High Roof:

4.       Luxaire Model #DGUCW048N125 (1997)
         Ser #NKEM025949
         Voltage 460/3/60
         Tonage 4 tons

5.       Trane BYC060E4MOAA
         Ser #Y34143876D (1986)
         Voltage 460/3/60
         Tonage 5 tons

6.       Trane Model #SFHB 2004CJ10F22DG4T
         Ser # 586F81379 (A86)
         Voltage 460/3/60
         Tonage 20 tons

7.       Trane Model #BYE10064LOB
         Ser # 804144113D (1986)
         Voltage 460/3/60
         Tonage 10 tons

8.       Trane Model #SFHB2504LJ10F32DG4T
         Ser #586F81377 (1986)
         Voltage 460/3/60
         Tonage 25 tons

9.       Trane Model #SFHB2004LJ10F22DG4T
         Ser #J86F81381 (1986)
         Voltage 460/3/60
         Tonage 20 tons

10.      Trane Model #BYC200G4LOBB
         Ser #S04143106D (1986)
         Voltage 460/3/60
         Tonage 20 tons

11.      Trane Model #SFHB2004LJ10F22DG4T
         Ser #J86F81380 (1986)
         Voltage 460/3/60
         Tonage 5 tons

12.      Trane Model #BYC060E9MOAA
         Ser #Y24143873D (1985)
         Voltage 460/3/60
         Tonage 5 tons

13.      Trane BYC060F4LOAA
         Ser# Y24143887D (1985)
         Voltage 460/3/60
         Tonage 5 tons

                                    EXHIBIT "F"
                                    -----------

                      HVAC SERVICE CONTRACT SPECIFICATIONS
                      ------------------------------------


The following scope of work and specifications shall apply to all equipment identified on the attached sheet marked Equipment List. If service contract is executed by the tenant a copy must be sent to Brandywine Realty Trust's Management Office.

Contractor shall provide the following:

1) Inspections shall be scheduled in advance by notifying the designated Brandywine Realty Services Corporation (BRSC) Management Office (48) hours prior to the inspection date.

2) A minimum of (4) schedules inspections per year shall occur as described below.

      a) Inspections for cooling units only shall occur based on the following schedule:

                  -        First inspection on or before March 15th.

                  -        Second inspection on or before May 15th.

                  -        Third inspection on or before July 15th.

                  -        Fourth inspection on or after September 15th.

      b) Inspections for cooling and heating units shall occur based on the following schedule:

                  -        First inspection on or before January 15th.

                  -        Second inspection on or before April 15th.

                  -        Third inspection on or before July 15th.

                  -        Fourth inspection on or after October 15th.

3) Provide a written detailed description of services performed for each inspection. A copy of this service report shall be provided to the designated BRSC Management Office within (2) working days of when the service was provided.

4) Provide and install pleated type air filters with an efficiency rating of not less than equipment manufacture recommendations and as approved by ASHRA standards based on the following schedule:

      a)    Units that operate  (12) months per year shall  receive (4) complete
            changes  based  on  the  schedule   outlined  above  in  section  2)
            sub-paragraph b).

      b) Units that operate for cooling only shall receive (2) complete changes on or before March 15th and on or before July 15th.

5) Provide and install drive belt(s) once per year. Inspections shall include proper adjustments.

6)    Condenser coils shall be cleaned once per year.

      a) Air cooled condensers shall be cleaned of all debris by approved method.

      b) Water cooled condensers shall be cleaned by removing heads and brush clean tubes.

      c) Cooling towers shall be cleaned of all debris from within and flush; clean strainer(s); inspect overflow, bleed and drain; inspect and clean float/water level fill valve.

7) Condensate pans and drain lines shall be cleaned and flushed out once per year.

8)    Lubricate  bearings  for  motors,   fans  and  pumps  in  accordance  with
      manufacture recommendations but not less than twice per year.

9) Clean and lubricate all moving parts that would include dampers and modulating devices once per year.

10) Comply with the requirements as set forth by any agency in the handling of refrigerant that shall include but not be limited to the documentation, recovery, recycling and disposal. Contractor shall provide the necessary tools, equipment and transportation in complying with these requirements.

11) Seasonal start-up and shut-down for cooling and heating systems shall be completed and the following services shall include but not be limited to:

      a)    Inspect  all  electrical   connections,   contractors,   relays  and
            operating controls.

      b)    Inspect   compressor  oil  level;   test  oil;  megger  motor;  test
            cranckcase heater; record all conditions.

      c) Inspect for refrigerant leaks; record operating pressures and conditions.

      d) Inspect, clean and lubricate burner and combustion controls; check burner sequence of operation and combustion equipment.

      e)    Appropriate freeze protection for all systems affected by weather.

12) All operating and safety controls shall be inspected and tested at least once per year.

13) Recommend service, repair and or upgrades to appropriate BRSC Management Office in writing with budget pricing.

14)   Unscheduled   service  calls  or  repairs   outside  the  scope  of  these
      specifications shall require prior authorization from BRSC.

15) Emergency service calls shall have a response time of not more than (2) hours.

16) All work shall be performed in accordance with all applicable codes, regulations and laws.

17) Contractors employees or designates shall comply with building rules and regulations.

18) Certificate of Insurance required on file with Brandywine Realty Trust's Management Office.

                                   EXHIBIT "G"
                                   -----------

                                 PARKING DIAGRAM
                                 ---------------